--------------------------------------------------------------------------------
                              P R O S P E C T U S
--------------------------------------------------------------------------------

                             ASIAN EQUITY PORTFOLIO
                           JAPANESE EQUITY PORTFOLIO

                               PORTFOLIOS OF THE
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-548-7786

                                ----------------

    Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load, open-end management investment company, or mutual fund, which offers redeemable shares in a series of diversified and non-diversified investment portfolios ("portfolios"). The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. The Fund currently consists of thirty-two portfolios representing a broad range of investment choices. This prospectus (the "Prospectus") pertains to the Class A and the Class B shares of the Asian Equity and Japanese Equity Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). The Class A and Class B shares currently offered by the Portfolios have different minimum investment requirements and fund expenses. Shares of the portfolios are offered with no sales charge, exchange fee or redemption fee (except that the International Small Cap Portfolio may impose a transaction fee).

    The Fund is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. With Morgan Stanley Asset Management Inc. as Adviser and Administrator (the "Adviser" and the "Administrator"), and with Morgan Stanley as Distributor, the Fund makes available to institutional and high net worth individual investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley and its affiliates.

    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. The Fund offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Fund currently offers the following portfolios: (i) GLOBAL AND INTERNATIONAL EQUITY -- Active Country Allocation, Asian Equity, Asian Real Estate, Emerging Markets, European Equity, European Real Estate, Global Equity, Gold, International Equity, International Magnum, International Small Cap, Japanese Equity and Latin American Portfolios; (ii) U.S. EQUITY -- Aggressive Equity, Emerging Growth, Equity Growth, Small Cap Value Equity, Technology, U.S. Equity Plus, U.S. Real Estate and Value Equity Portfolios; (iii) EQUITY AND FIXED INCOME -- Balanced Portfolio; (iv) FIXED INCOME -- Emerging Markets Debt, Fixed Income, Global Fixed Income, High Yield and Municipal Bond Portfolios; and (v) MONEY MARKET -- Money Market and Municipal Money Market Portfolios. Additional information about the Fund is contained in a "Statement of Additional Information," dated May 1, 1997 as supplemented through September 26, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Fund are available upon request and without charge by writing or calling the Fund at the address and telephone number set forth above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997
                   AS SUPPLEMENTED THROUGH SEPTEMBER 26, 1997

                                 FUND EXPENSES

    The following table illustrates the expenses and fees that a shareholder of each Portfolio listed below will incur.

                                                                                        ASIAN EQUITY     JAPANESE EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                                          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------  ---------------  -----------------
Maximum Sales Load Imposed on Purchases
  Class A............................................................................          None              None
  Class B............................................................................          None              None
Maximum Sales Load Imposed on Reinvested Dividends
  Class A............................................................................          None              None
  Class B............................................................................          None              None
Deferred Sales Load
  Class A............................................................................          None              None
  Class B............................................................................          None              None
Redemption Fees
  Class A............................................................................          None              None
  Class B............................................................................          None              None
Exchange Fees
  Class A............................................................................          None              None
  Class B............................................................................          None              None

                                                     ASIAN
                                                    EQUITY     JAPANESE EQUITY
ANNUAL FUND OPERATING EXPENSES                     PORTFOLIO      PORTFOLIO
------------------------------------------------  -----------  ---------------
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (Net of Fee Waivers)*
  Class A.......................................       0.55%          0.73%
  Class B.......................................       0.55%          0.73%
12b-1 Fees
  Class A.......................................        None           None
  Class B.......................................       0.25%          0.25%
Other Expenses
  Class A.......................................       0.45%          0.27%
  Class B.......................................       0.45%          0.27%
                                                  -----------       -------
Total Operating Expenses (Net of Fee Waivers)
  Class A.......................................       1.00%          1.00%
  Class B.......................................       1.25%          1.25%
                                                  -----------       -------
                                                  -----------       -------

 * The Adviser has agreed to waive its management fees and/or reimburse each Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolios to exceed a specified percentage of their respective average daily net assets. As a result of these reductions, the Management Fees stated above are lower than the contractual fees stated under "Management of the Fund." The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Fund." Set forth below, for each Portfolio, as applicable, are the management fees and total operating expenses absent such fee waivers and/or expense reimbursements as a percent of average daily net assets of the Class A and Class B shares of the Portfolios.

                                                                                           TOTAL
                                                                                     OPERATING EXPENSES
                                                                                           ABSENT
                                                                  MANAGEMENT            FEE WAIVERS
                                                                FEES ABSENT FEE  --------------------------
PORTFOLIO                                                           WAIVERS        CLASS A       CLASS B
--------------------------------------------------------------  ---------------  ------------  ------------
Asian Equity..................................................         0.80%           1.25%         1.52%
Japanese Equity...............................................         0.80%           1.07%         1.31%

    The purpose of the table is to assist the investor in understanding the various expenses that an investor in the Portfolios will bear directly or indirectly. Expenses and fees are based on actual figures for the fiscal year ended December 31, 1996. Due to the continuous nature of Rule 12b-1 fees, long-term Class B shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules.

    The following example illustrates the expenses that you would pay on a $1,000 investment assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind. The following example is based on total operating expenses of the Portfolios after fee waivers.

                                               3       5       10
                                     1 YEAR  YEARS   YEARS    YEARS
                                     ------  ------  ------  -------
Asian Equity Portfolio
  Class A..........................  $  10   $  32   $  55   $  122
  Class B..........................     13      40      69      151
Japanese Equity Portfolio
  Class A..........................     10      32      55      122
  Class B..........................     13      40      69      151

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A and Class B shares of the Portfolios for each of the periods presented. The audited financial highlights for the Portfolios' shares for each of the periods presented are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are incorporated by reference into the Fund's Statement of Additional Information. The Portfolios' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon is also incorporated by reference into the Statement of Additional Information. Additional performance information is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. After October 31, 1992, the Fund changed its fiscal year end to December 31. The following information should be read in conjunction with financial statements and notes thereto.

                             ASIAN EQUITY PORTFOLIO

                                                                                                                      CLASS B
                                                                  CLASS A                                           ------------
                           --------------------------------------------------------------------------------------   PERIOD FROM
                                                                                        TWO MONTHS                   JANUARY 2,
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED       YEAR ENDED     1996*** TO
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   OCTOBER 31,   DECEMBER 31,
                               1996           1995           1994           1993           1992          1992           1996
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 19.48        $  21.54       $  26.20       $  13.11       $  13.63       $  9.67       $  19.55
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)...................       0.17            0.18           0.11           0.10           0.01          0.14           0.11
  Net Realized and
   Unrealized Gain (Loss)
   on Investments........       0.50            1.11          (4.15)         13.38          (0.53)         3.86           0.46
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
    Total from Investment
     Operations..........       0.67            1.29          (4.04)         13.48          (0.52)         4.00           0.57
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
DISTRIBUTIONS
  Net Investment
   Income................      (0.15)          (0.34)         (0.09)         (0.01)            --         (0.04)         (0.11)
  In Excess of Net
   Investment Income.....      (0.00)+         (0.00+            --          (0.13)            --            --             --
  Net Realized Gain......      (1.27)          (3.01)         (0.53)         (0.12)            --            --          (1.27)
  In Excess of Net
   Realized Gain.........         --              --             --          (0.13)            --            --             --
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
    Total
     Distributions.......      (1.42)          (3.35)         (0.62)         (0.39)            --         (0.04)         (1.38)
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
NET ASSET VALUE, END OF
 PERIOD..................    $ 18.73        $  19.48       $  21.54       $  26.20       $  13.11       $ 13.63       $  18.74
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
TOTAL RETURN.............       3.49%           6.87%        (15.81)%       105.71%         (3.82)%       41.50%         2.92%
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
                           ------------   ------------   ------------   ------------   ------------   -----------   ------------
RATIOS AND SUPPLEMENTAL
 DATA:
  Net Assets, End of
   Period (Thousands)....    $363,498       $314,884       $276,906       $287,136       $ 41,978       $41,017       $ 11,002
  Ratio of Expenses to
   Average Net Assets
   (1)...................       1.00%           1.00%          1.00%          1.00%          1.00%**       1.00%          1.25%**
  Ratio of Net Investment
   Income to Average Net
   Assets (1)............       0.74%           0.97%          0.52%          0.83%          0.61%**       1.53%          0.58%**
  Portfolio Turnover
   Rate..................         69%             42%            47%            18%            10%           33%            69%
  Average Commission
   Rate#.................    $0.0111             N/A            N/A            N/A            N/A           N/A        $0.0111

------------------------------

(1) Effect of voluntary
     expense limitation
     during the period:
      Per share benefit
       to net
       investment
       income............      $0.05           $0.03          $0.04          $0.05          $0.02         $0.06          $0.04
    Ratios before expense
     limitation:
      Expenses to Average
       Net Assets........       1.25%           1.18%          1.20%          1.38%          2.02%**       1.63%          1.52%**
      Net Investment
       Income (Loss) to
       Average Net
       Assets............       0.54%           0.79%          0.32%          0.45%        (0.41)%**       0.90%          0.37%**

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

  + Amount is less than $0.01 per share.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.52% of the trade amount.

                           JAPANESE EQUITY PORTFOLIO

                                                                  CLASS A                         CLASS B
                                               ---------------------------------------------   -------------
                                                                                PERIOD FROM     PERIOD FROM
                                                                                 APRIL 25,      JANUARY 2,
                                                YEAR ENDED      YEAR ENDED       1994* TO       1996*** TO
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1996++           1995            1994           1996++
                                               -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $    9.27       $    9.83       $   10.00       $    9.25
                                               -------------   -------------   -------------   -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)...........         --            0.04           (0.01)          (0.02)
  Net Realized and Unrealized Loss on
   Investments+..............................      (0.13)          (0.40)          (0.16)          (0.14)
                                               -------------   -------------   -------------   -------------
    Total from Investment Operations.........      (0.13)          (0.36)          (0.17)          (0.16)
                                               -------------   -------------   -------------   -------------
DISTRIBUTIONS
  Net Investment Income......................      (0.66)             --              --           (0.64)
  In Excess of Net Investment Income.........      (0.52)          (0.20)             --           (0.51)
                                               -------------   -------------   -------------   -------------
    Total Distributions......................      (1.18)          (0.20)             --           (1.15)
                                               -------------   -------------   -------------   -------------
NET ASSET VALUE, END OF PERIOD...............  $    7.96       $    9.27       $    9.83       $    7.94
                                               -------------   -------------   -------------   -------------
                                               -------------   -------------   -------------   -------------
TOTAL RETURN.................................      (1.40)%         (3.64)%         (1.70)%         (1.67)%
                                               -------------   -------------   -------------   -------------
                                               -------------   -------------   -------------   -------------
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (Thousands)......  $ 152,229       $ 119,278       $  50,332          $3,431
  Ratio of Expenses to Average Net Assets
   (1).......................................       1.00%           1.00%           1.00%**         1.25%**
  Ratio of Net Investment Income (Loss) to
   Average Net Assets (1)....................      (0.04)%          0.15%          (0.10)%**       (0.26)%**
  Portfolio Turnover Rate....................         38%             52%              1%             38%
  Average Commission Rate#...................    $0.0561             N/A             N/A         $0.0561

------------------------

(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income (loss).........................      $0.01           $0.06           $0.02           $0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets.........       1.07%           1.20%           1.27%**         1.31%**
      Net Investment Income (Loss) to Average
       Net Assets............................      (0.11)%         (0.05)%         (0.37)%**       (0.32)%**

  * Commencement of operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

  + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

 ++ Per share amounts for the year ended December 31, 1996 are based on average outstanding shares.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.43% of the trade amount.

                               PROSPECTUS SUMMARY

THE FUND

    The Fund consists of thirty-two portfolios, offering institutional investors and high net worth individual investors a broad range of investment choices coupled with the advantages of a no-load mutual fund with Morgan Stanley and its affiliates providing customized services as Adviser, Administrator and Distributor. Each portfolio offers Class A shares and, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, also offers Class B shares. Each portfolio has its own investment objective and policies designed to meet its specific goals. The investment objective of each Portfolio described in this Prospectus is as follows:

    -The ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers.

    -The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    The other portfolios of the Fund are described in other prospectuses which may be obtained from the Fund at the address and phone number noted on the cover page of this Prospectus. The investment objectives of these other portfolios are listed below:

    GLOBAL AND INTERNATIONAL EQUITY:

    -The ACTIVE COUNTRY ALLOCATION PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices.

    -The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

    -The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in The People's Republic of China, Hong Kong and Taiwan.

    -The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    -The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    -The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

    -The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    -The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of foreign and domestic issuers engaged in gold-related activities.

    -The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

    -The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

    -The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion.

    -The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and, from time to time, debt securities issued or guaranteed by Latin American governments or governmental entities.

    U.S. EQUITY:

    -The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.

    -The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.

    -The EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    -The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small corporations.

    -The SMALL CAP VALUE EQUITY PORTFOLIO seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized companies.

    -The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies that, in the opinion of the Portfolio's investment adviser, are expected to benefit from their involvement in technology and technology-related industries.

    -The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the S&P 500 Index ("S&P 500").

    -The U.S. REAL ESTATE PORTFOLIO seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    -The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

    EQUITY AND FIXED INCOME:

    -The BALANCED PORTFOLIO seeks high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

    FIXED INCOME:

    -The EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    -The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities.

    -The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    -The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    -The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment-grade mortgage-backed securities.

    -The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing primarily in municipal obligations, the interest on which is exempt from federal income tax.

    MONEY MARKET:

    -The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high-quality money market instruments with remaining maturities of one year or less.

    -
    The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital while maintaining high levels of liquidity through investing in high-quality money market instruments with remaining maturities of one year or less which are exempt from federal income tax.

    THE CHINA GROWTH, MICROCAP AND MORTGAGE-BACKED SECURITIES PORTFOLIOS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as investment adviser to the Fund and each of its portfolios. As of August 31, 1997, Morgan Stanley Asset Management Inc. and its affiliated asset management companies (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund -- Investment Adviser" and "Management of the Fund -- Administrator."

HOW TO INVEST

    Class A shares of each Portfolio are offered directly to investors at net asset value with no sales commission or 12b-1 charges. Class B shares of each Portfolio are offered at net asset value with no sales commission, but with a 12b-1 fee, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. Share purchases may be made by sending investments directly to the Fund or through the Distributor. The minimum initial investment, generally, is $500,000 for Class A shares of each Portfolio and $100,000 for Class B shares of each Portfolio. The minimum initial investment amount is reduced for certain categories of investors. For additional information on how to purchase shares and minimum initial investments, see "Purchase of Shares."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of shares of the applicable class next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. Certain redemptions that cause the value of an account to remain for a continuous 60-day period below the minimum investment amount for Class A shares or for Class B shares may result in involuntary redemption or automatic conversion. For additional information on how to redeem shares and involuntary redemption or conversion, see "Purchase of Shares -- Minimum Account Sizes and Involuntary Redemption of Shares" and "Redemption of Shares."

RISK FACTORS

    The investment policies of each of the Portfolios entail certain risks and considerations of which an investor should be aware. Each Portfolio will invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic securities. Each Portfolio may invest in securities of issuers located in emerging markets. These securities may impose greater liquidity risks and other risks not typically associated with investing in more established markets. In addition, each Portfolio may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis and invest in foreign currency forward contracts. The Portfolios may invest in certain derivatives, including options, futures and options on futures, caps, floors and collars, swaps and structured investments. These investments entail certain costs and risks, including imperfect correlation between the value of securities held by the Portfolio and the value of the particular derivative instrument, and the risk that the Portfolio could not close out a derivatives position when it would be most advantageous to do so. The Asian Equity Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. The Portfolios may also invest indirectly in securities through sponsored or unsponsored Depositary Receipts. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Portfolio is described below, together with the policies the Portfolios employ in their efforts to achieve these objectives. Each Portfolio's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. There is no assurance that the Portfolios will attain their objectives. Each of the Portfolios invests in equity securities, which include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks. In addition to the investments and strategies described below, the Portfolios may invest in certain securities and obligations as set forth in "Additional Investment Information" below. The investment policies described below are not fundamental policies and may be changed without shareholder approval.

THE ASIAN EQUITY PORTFOLIO

    The investment objective of the Asian Equity Portfolio is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Portfolio seeks to achieve its objective by investing primarily in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Portfolio does not intend to invest in equity securities which are principally traded in markets in Japan or in companies organized under the laws of Japan. The Portfolio may also invest in Depositary Receipts of Asian issuers.

    The Portfolio will invest primarily in the more established Asian markets, including Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Portfolio may also invest in common stocks traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other emerging markets that are open to foreign investment. There is no requirement that the Portfolio, at any given time, invest in any or all of the countries listed above or in any other Asian countries. The Portfolio has no set policy for allocating investments among the various Asian countries. Allocation of investments will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies of such countries.

    At least 65% of the total assets of the Portfolio will be invested in common stocks of Asian countries under normal circumstances. The remaining portion of the Portfolio will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the United States, in notes, debentures and bonds of companies in Asia and in money market instruments.

    The Adviser's approach in selecting investments for the Portfolio is oriented to individual stock selection, and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Securities which no longer conform to such value criteria are sold. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Portfolio seeks to invest in larger companies, it may invest in medium-sized and small companies that, in the Adviser's view, have potential for growth.

    The Portfolio's investments will include securities of issuers located in emerging countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Additional Investment Information."

    Although the Portfolio intends to invest primarily in equity securities listed on stock exchanges, it will also invest in equity securities traded in over-the-counter markets and in Depositary Receipts. Securities traded in over-the-counter markets pose liquidity risks. Pending investment or settlement, and for liquidity purposes, the Portfolio may invest in domestic, Eurodollar and foreign short-term money market instruments. The Portfolio may also invest in initial public offerings in the form of oversubscriptions or private placements. Such investments generally entail short-term liquidity risks.

THE JAPANESE EQUITY PORTFOLIO

    The investment objective of the Japanese Equity Portfolio is to provide long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. Under normal conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers that are organized under the laws of Japan, affiliates of Japanese companies (wherever organized or traded) and issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. All debt securities in which the Portfolio may invest will be rated no lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Portfolio may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities.

    The Portfolio currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Adviser believes show a potential for better than average growth. In making investment decisions, the Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. The Portfolio anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of Depositary Receipts or convertible debentures, will be listed on securities exchanges in Japan. The Portfolio may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.

    RISK FACTORS RELATING TO JAPANESE EQUITY PORTFOLIO. Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the United States, where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Portfolio.

    CURRENCY FACTORS. Over time, the yen has generally appreciated in relation to the U.S. dollar. The yen's appreciation would add to the returns of dollars invested through the Portfolio in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Portfolio in U.S. dollar terms.

    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies, in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the United States, both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

                       ADDITIONAL INVESTMENT INFORMATION

    DEPOSITARY RECEIPTS. The Portfolios may invest in Depositary Receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts are or become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. The issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of the ADR. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolios may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

    FOREIGN CURRENCY FORWARD CONTRACTS. Each Portfolio may enter into foreign currency forward contracts ("forward contracts") that provide for the purchase or sale of an amount of a specified currency at a future date.

The Portfolios may use such contracts to protect against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, lock in the U.S. dollar value of dividends and interest on securities held by the Portfolio, and generally to protect the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuation. While forward contracts may limit losses as a result of exchange rate fluctuations, they will also limit any gains that might otherwise have been realized. The Portfolio's Custodian may be required to place cash or liquid securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Portfolio's commitments with respect to such contracts.

    FOREIGN INVESTMENT. Investment in securities of foreign issuers involves somewhat different investment risks than those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolios by domestic companies, and it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. Many of the emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of each Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.

    The Asian Equity Portfolio may invest in securities of issuers located in Hong Kong. Hong Kong was established as a British colony in the 1840's and, until recently, was ruled by the British Government through an appointed Governor. Effective July 1, 1997, Hong Kong reverted to Chinese sovereignty and is governed as a Special Administrative Region of China. Although China has made certain commitments to preserve the economic and social freedoms enjoyed in Hong Kong during British rule, there can be no assurances China's commitments will be maintained. Action taken by the Chinese government which limits or causes uncertainty with regard to these economic and social freedoms could have an adverse affect on the Portfolio's investments in securities of issuers located in Hong Kong.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Portfolio's total assets.

    MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments, although each Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. Consistent with their investment policies, each Portfolio may make money market investments pending other investment or settlement for liquidity. In addition, the Portfolios may invest in money market instruments for temporary defensive purposes during adverse market conditions. See "Temporary Investments." The money market investments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; other debt securities; commercial paper; bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and repurchase agreements.

    NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Asian Equity Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

    As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nor as a general matter, may the Portfolio invest more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"). However, the Portfolio may invest up to 25% of its total assets in liquid Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

    REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Fund's Board of Directors. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities with a market value at least equal to the purchase price (including accrued interest) as collateral, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited. The Portfolio may not enter into repurchase agreements with more than seven days to maturity if, as a result, more than 15% of the market value of the Portfolio's net assets are invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid.

    TEMPORARY INVESTMENTS. For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in dollar and non-dollar denominated money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The short- and medium-term debt securities in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if, among other factors, the general level of interest rates has changed. It is a current policy of each Portfolio not to enter into when-issued commitments or delayed delivery securities exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities, other than the obligations created by these commitments.

DERIVATIVE INSTRUMENTS

    The Portfolios are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Portfolios may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Portfolios. Each Portfolio will limit its use of derivative instruments to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. The Portfolios' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limit described above.

    The Portfolios may use derivative instruments under a number of different circumstances to further their investment objectives. The Portfolios may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Portfolio may purchase derivatives to quickly gain exposure to a market in response to changes in the Portfolio's investment strategy or upon the inflow of investable cash when the derivative provides greater liquidity than the underlying securities market. A Portfolio may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and in other circumstances in which a Portfolio's portfolio managers believe it advantageous to do so consistent with the Portfolio's investment objective. The Portfolios will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Portfolios may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Portfolios may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Portfolios may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Portfolios may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Portfolio also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Portfolio's obligation as writer of the option continues. The Portfolios may only write options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Portfolio incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Portfolios may also write options that may be exercised by the purchaser only on a specific date. A Portfolio that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Portfolios may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket or index thereof for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Portfolio is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is therefore subject to the following limitations: (a) as to 75% of its total assets, a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and (b) a Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

    Each Portfolio also operates under certain investment restrictions that are deemed fundamental limitations and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares and under certain non-fundamental investment limitations that may be changed without shareholder approval. For additional information on fundamental and non-fundamental investment limitations, see "Investment Limitations" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. is the Adviser and Administrator of the Fund and each Portfolio. The Adviser provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Set forth below as an annual percentage of average daily net assets are the management fees payable to the Adviser quarterly by each Portfolio pursuant to the terms of the Investment Advisory Agreement. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause total annual operating expenses of the Portfolios to exceed the maximums set forth in the table below.

                                                                    MAXIMUM TOTAL ANNUAL
                                                                         OPERATING
                                              MANAGEMENT FEES    EXPENSES AFTER FEE WAIVERS
                                                ABSENT FEE       --------------------------
PORTFOLIO                                         WAIVERS          CLASS A       CLASS B
------------------------------------------  -------------------  ------------  ------------
Asian Equity                                         0.80%             1.00%         1.25%
Japanese Equity                                      0.80%             1.00%         1.25%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. The Adviser and Morgan Stanley are subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. At August 31, 1997, the Adviser (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund" in the Statement of Additional Information.

    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Portfolios noted below:

    ASIAN EQUITY PORTFOLIO -- EAN WAH CHIN. Ean Wah Chin is a Managing Director of Morgan Stanley, and is responsible for the Adviser's regional Asia ex-Japan operations based in Singapore. She has been primarily responsible for managing the Portfolio's assets since its inception. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore.

    JAPANESE EQUITY PORTFOLIO -- JOHN R. ALKIRE AND KUNIHIKO SUGIO. John R. Alkire is a Managing Director of Morgan Stanley. He has been primarily responsible for managing the Portfolio's assets since June 1997. Mr. Alkire joined the Adviser in 1981 to initiate foreign equity sales and trading to Pacific basin institutions. He was appointed President of Morgan Stanley Investment Advisory, Japan in October 1993. Prior to 1993, he specialized in Japanese warrants and cash equity sales and trading to Japanese financial institutions in the Tokyo office. Mr. Alkire is a graduate of University of Victoria Canada. Kunihiko Sugio, a Principal of Morgan Stanley, joined the Adviser in December 1993 and manages dedicated Japanese equity portfolios. He has been primarily responsible for managing the Portfolio's assets since its inception. Prior to joining Morgan Stanley, he worked with Baring International Investment Management, Tokyo, where he was a Director and fund manager. He graduated from Wakayama Kokuritsu University.

    ADMINISTRATOR. The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the Officers and Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal laws. The Administration Agreement also provides that the Administrator, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

    Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase provides certain administrative services to the Fund through its corporate affiliate, Chase Global Funds Services Company ("CGFSC"). The Adviser supervises and monitors such administrative services provided by CGFSC. Their services are also subject to the supervision of the Board of Directors of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    DIRECTORS AND OFFICERS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator, Distributor and other service providers. The officers of the Fund conduct and supervise its daily business operations.

    DISTRIBUTOR. Morgan Stanley serves as the exclusive Distributor of the shares of the Fund. Under its Distribution Agreement with the Fund, Morgan Stanley sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio.

    The Portfolios currently offer only the classes of shares offered by this Prospectus. The Portfolios may in the future offer one or more classes of shares with features, distribution expenses or other expenses that are different from those of the classes currently offered.

    The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Multiclass Portfolio pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Under each Plan, the Distributor is entitled to receive from each Multiclass Portfolio a distribution fee, which is accrued daily and paid quarterly, of 0.25% of the Class B shares' average daily net assets on an annualized basis. The Distributor expects to reallocate most of its fee to its investment representatives. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of the Distributor and the Adviser is free to make additional payments out of its own assets to promote the sale of Fund shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Each Plan is designed to compensate the Distributor for its services, not to reimburse the Distributor for its expenses, and the Distributor may retain any portion of the fee that it does not expend in fulfillment of its obligations to the Fund.

    EXPENSES. Each Portfolio is responsible for payment of certain other fees and expenses (including legal fees, accountant's fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

    Class A shares of each Portfolio and Class B shares of each Multiclass Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order by the Portfolio. See "Valuation of

Shares." Shareholders of the International Small Cap Portfolio may be charged a 1.00% transaction fee, which is payable directly to the International Small Cap Portfolio, in connection with each purchase and redemption of shares of the Portfolio. The transaction fee is intended to allocate transaction costs associated with purchases and redemptions of shares of the Portfolio to investors actually making such purchases and redemptions rather than to the Portfolio's other shareholders. The 1.00% fee represents the Adviser's estimate of such transaction costs, which include the costs of acquiring and disposing of Portfolio securities. The transaction fee is not a sales charge or load, and is retained by the Portfolio. The fee does not apply to Portfolios of the Fund other than the International Small Cap Portfolio and is not charged in connection with the reinvestment of dividends or capital gain distributions. The fee will not be charged with respect to purchases and redemptions that do not result in actual transaction costs to the Portfolio.

MINIMUM INVESTMENT AND ACCOUNT SIZES; CONVERSION FROM CLASS A TO CLASS B SHARES

    For a Portfolio account opened on or after January 2, 1996 (a "New Account"), the minimum initial investment and minimum account size are $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. Certain advisory or asset allocation accounts, such as Total Funds Management accounts, managed by Morgan Stanley or its affiliates, including the Adviser ("Managed Accounts") may purchase Class A shares without being subject to such minimum initial investment or minimum account size requirements for a Portfolio account. Employees of the Adviser and certain of its affiliates may purchase Class A shares subject to conditions, including a lower minimum initial investment, established by Officers of the Fund.

    If the value of a New Account containing Class A shares falls below $500,000 (but remains at or above $100,000) because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 (but remains at or above $100,000) for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to the Class B shares. The Fund, however, will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a taxable event to the shareholder.

    Shares in a Portfolio account opened prior to January 2, 1996 (a "Pre-1996 Account") were designated Class A shares on January 2, 1996. Shares in a Pre-1996 Account with a value of $100,000 or more on March 1, 1996 (a "Grandfathered Class A Account") remained Class A shares regardless of account size thereafter. Except for shares in a Managed Account, shares in a Pre-1996 Account with a value of less than $100,000 on March 1, 1996 (a "Grandfathered Class B Account") converted to Class B shares on March 1, 1996. Grandfathered Class A Accounts and Managed Accounts are not subject to conversion from Class A shares to Class B shares.

    Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

    The minimum investment levels may be waived at the discretion of the Adviser for (i) certain employees and customers of Morgan Stanley or its affiliates and certain trust departments, brokers, dealers, agents, financial planners, financial services firms, or investment advisers that have entered into an agreement with Morgan Stanley or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." The Fund reserves the right to modify or terminate the conversion features of the shares as stated above at any time upon 60-days notice to shareholders.

    The Adviser reserves the right in its sole discretion to determine which of such advisory or asset allocation accounts shall be Managed Accounts. For information regarding Managed Accounts, please contact your Morgan Stanley account representative or the Fund at the telephone number provided on the cover of this Prospectus.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

    If the value of a New Multiclass Account falls below $100,000 because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

    Grandfathered Class A Accounts, Grandfathered Class B Accounts and Managed Accounts are not subject to involuntary redemption. If a shareholder reduces its total investment in Class A shares of the International Small Cap Portfolio to less than $500,000, the investment may be subject to redemption. The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60-days notice to shareholders.

CONVERSION FROM CLASS B TO CLASS A SHARES

    If the value of Class B shares in a Multiclass Portfolio account increases, whether due to shareholder share purchases or market activity, to $500,000 or more, the Class B shares will convert to Class A shares. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements that are applicable to New Multiclass Accounts containing Class A shares, as stated above. The Fund reserves the right to modify or terminate this conversion feature at any time upon 60-days notice to shareholders.

INITIAL PURCHASES DIRECTLY FROM THE FUND

    The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

1) BY CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check ($500,000 minimum for Class A shares of each Portfolio and $100,000 minimum for Class B shares of each Multiclass Portfolio, with certain exceptions for Morgan Stanley employees and select customers) payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]", to:

      Morgan Stanley Institutional Fund, Inc.
      P.O. Box 2798
      Boston, Massachusetts 02208-2798

Payment will be accepted only in U.S. dollars, unless prior approval for payment in other currencies is given by the Fund. The classes of shares of the Portfolio(s) to be purchased should be designated on the Account Registration

Form. For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus, your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the relevant Portfolio determined on the next business day after receipt.

2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. In order to ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:

A. Telephone the Fund (toll free: 1-800-548-7786) and provide us with your name, address, telephone number, Social Security or Tax Identification Number, the portfolio(s) selected, the class selected, the amount being wired, and by which bank. We will then provide you with a Fund account number. (Investors with existing accounts should also notify the Fund prior to wiring funds.)

B. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account (be sure to have your bank include the name of the portfolio(s) selected, the class selected, and the account number assigned to you) as follows:

    The Chase Manhattan Bank
    One Manhattan Plaza
    New York, NY 10081-1000
    ABA #021000021
    DDA #910-2-733293
    Attn: Morgan Stanley Institutional Fund, Inc.
    Ref: (Portfolio name, your account number, your account name)

    Please call the Fund at 1-800-548-7786 prior to wiring funds.

C. Complete and sign the Account Registration Form and mail it to the address shown thereon.

  The purchase price of the Class A and Class B shares of each Portfolio is the net asset value next determined after the order is received. See "Valuation of Shares." An order received prior to the regular close of the New York Stock Exchange ("NYSE"), which is currently 4:00 p.m. Eastern Time, will be executed at the price computed on the date of receipt; an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day.

  Federal Funds purchase orders will be accepted only on a day on which the Fund and Chase (the "Custodian Bank") are open for business. Your bank may charge a service fee for wiring Federal Funds.

3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is received and the bank handling the wire. Prior to such conversion, an investor's money will not be invested and, therefore, will not be earning dividends. Your bank may charge a service fee for wiring funds.

ADDITIONAL INVESTMENTS

    You may add to your account at any time (minimum additional investment $1,000 for each portfolio, except for automatic reinvestment of dividends and capital gains distributions for which there are no minimums) by purchasing shares at net asset value by mailing a check to the Fund (payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account name, the portfolio name and the class selected be specified in the letter or wire to assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Fund's representatives (toll-free 1-800-548-7786) prior to the wire date. Additional investments will be applied to purchase additional shares in the same class held by a shareholder in a Portfolio account.

OTHER PURCHASE INFORMATION

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential between the classes.

    In the interest of economy and convenience, and because of the operating procedures of the Fund, certificates representing shares of the Portfolio(s) will not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

    To ensure that checks are collected by the Fund, withdrawals of investments made by check are not presently permitted until payment for the purchase has been received, which may take up to eight business days after the date of purchase. As a condition of this offering, if a purchase is cancelled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

    Investors may also invest in the Fund by purchasing shares through the Distributor.

EXCESSIVE TRADING

    Frequent trades involving either substantial portfolio assets or a substantial portion of your account or accounts controlled by you can disrupt management of a Portfolio and raise its expenses. Consequently, in the interest of all the stockholders of the Portfolios and the Portfolios' performance, the Fund may in its discretion bar a stockholder that engages in excessive trading of shares of any class of a portfolio from further purchases of shares of the Fund for an indefinite period. The Fund considers excessive trading to be more than one purchase and sale involving shares of the same class of a Portfolio of the Fund within any 120-day period. As an example, exchanging shares of portfolios of the Fund as follows amounts to excessive trading: exchanging shares of Portfolio A for shares of Portfolio B, then exchanging shares of Portfolio B for shares of Portfolio C and again exchanging shares of Portfolio C for shares of Portfolio B within a 120-day period. Two types of transactions are exempt from these excessive trading restrictions: (1) trades exclusively between money market portfolios; and (2) trades done in connection with an asset allocation service, such as TFM Accounts or accounts managed or advised by the Adviser and/or any of its affiliates.

INVESTMENT IN FUNDS THROUGH A TOTAL FUNDS MANAGEMENT ("TFM") ACCOUNT

    In addition to the considerable diversification among individual securities you receive by investing in a particular Portfolio, you can further reduce risk by spreading your assets among several different Portfolios that each have different risk and return characteristics. TFM is an active investment management service managed by Morgan Stanley or its affiliates, including Morgan Stanley Asset Management Inc. (each, a "TFM Adviser"), that allocates your investments across a combination of either Class A or Class B shares of certain of the Portfolios selected to meet your long-term investment objectives as well as, in certain circumstances, your current income objectives.

    The TFM Adviser has developed investment strategies for TFM Accounts to meet the diverse financial needs of different investors. You can open a TFM Account by meeting with one of the investment professionals of a Participating Dealer who will review your situation and help you identify your long-term investment and/or current income objectives. After using TFM criteria to determine your long-term investment and/or current income objectives, you can choose one of several TFM investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Class A or Class B shares of the Portfolios. Depending on market conditions, the TFM Adviser periodically reallocates the combination of Portfolios or the percentage amounts invested in the shares of each Portfolio to implement your TFM investment strategy. In addition, your TFM Account will be periodically rebalanced to maintain your TFM strategy's current asset allocation mix, if and when the performance of one or more of the Portfolios unbalances the strategy's mix. You will pay the TFM Adviser a fee for the TFM Account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Portfolios. See "Fund Expenses."

    From time to time, one or more of the Portfolios used for investment by the TFM Accounts may experience relatively large investments or redemptions due to the TFM Account allocations or rebalancings recommended by the TFM Adviser. These transactions will affect the Portfolios, since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Portfolios that receive additional cash will have to invest it in additional portfolio securities. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Portfolios, is committed to minimizing the impact of TFM Account transactions on the Portfolios. The Adviser, however, will have a conflict in fulfilling this responsibility in that it also serves as a TFM Adviser. In that capacity, the Adviser, representing the interests of the TFM Accounts, also is committed to minimizing the impact of TFM Account transactions on the Portfolios to the extent consistent with pursuing the investment objectives of the TFM Accounts. In addition, an affiliate of the TFM Adviser, the Distributor is compensated on the sale, and may be compensated for distribution or shareholder services on the sale of shares of the Portfolios. See "Purchase of Shares" and "Shareholder Services -- Exchange Features." The Adviser will monitor the impact of TFM Account transactions on the Portfolios.

                              REDEMPTION OF SHARES

    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that redemption proceeds for purchases made by check may not be received until the payment of the purchase price has been collected, which may take up to eight business days after purchase. The Fund will redeem Class A shares of each Portfolio or Class B shares of each Multiclass Portfolio at the next determined net asset value of shares of the applicable class. On days that both the NYSE and the Custodian Bank are open for business, the net asset value per share of each of the Portfolios is determined at the regular close of trading of the NYSE (currently 4:00 p.m. Eastern Time). Shares of each Portfolio may be redeemed by mail or telephone. No charge is made for redemptions, except for the imposition of the 1% transaction fee described under "Purchase of Shares" above, which may be assessed in connection with redemptions of shares of the International Small Cap Portfolio. Any redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by a Portfolio.

BY MAIL

    Each Portfolio will redeem its Class A or Class B shares at the net asset value determined on the date the request is received, if the request is received in "good order" before the regular close of the NYSE. Your request should be addressed to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.

    "Good order" means that the request to redeem shares must include the following documentation:

        (a) A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) Any required signature guarantees (see "Further Redemption Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with a Fund representative.

BY TELEPHONE

    Provided you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by regular mail or express mail and it will be implemented at the net asset value next determined after it is received. Redemption requests sent to the Fund through express mail must be mailed to the address of the Dividend Disbursing and Transfer Agent listed under "General Information." The Fund and the Fund's transfer agent (the "Transfer Agent") will employ reasonable procedures to confirm that the instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

    To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

    Normally the Fund will make payment for all shares redeemed within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date upon which redemptions are effected at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

    To protect your account, the Fund and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

                              SHAREHOLDER SERVICES

EXCHANGE FEATURES

    You may exchange shares that you own in any Portfolio for shares of any other available portfolio(s) of the Fund (other than the International Equity Portfolio, which is closed to new investors). In exchanging for shares of a portfolio with more than one class, the class of shares you receive in the exchange will be determined in the same manner as any other purchase of shares and will not be based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and minimum account size for determining the class of shares received in the exchange will apply. See "Purchase of Shares." Shares of the portfolios may be exchanged by mail or telephone. The privilege to exchange shares by telephone is automatic and made available without shareholder election. Before you make an exchange, you should read the prospectus of the portfolio(s) in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days notice to shareholders.

BY MAIL

    In order to exchange shares by mail, you should include in the exchange request the name, class of shares and account number of your current Portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798.

BY TELEPHONE

    When exchanging shares by telephone, have ready the name, class of shares and account number of your current Portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the class(es) of the portfolios involved in the exchange of shares at the close of business. Requests received after 4:00 p.m. (Eastern Time) are processed the next business day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Portfolio shares to another person by writing to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring the registration of shares may affect the eligibility of your account for a given class of the Portfolio's shares may result in involuntary conversion or redemption of your shares. See "Purchase of Shares" above.

                              VALUATION OF SHARES

    The net asset value per share of a class of shares of each of the Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less any liabilities attributable to such class, by the total number of outstanding shares of each class of the Portfolio. Net asset value is calculated separately for each class of the Portfolios. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size, trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which quotations are not readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid and asked price for such currencies against the U.S. dollar last quoted by any major bank.

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of the Class A shares as a result of the distribution expenses charged to Class B shares.

                            PERFORMANCE INFORMATION

    The Fund may from time to time advertise the "total return" for each class of a Portfolio. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

    Each of the Portfolios may advertise "total return" which shows what an investment in a class of a Portfolio would have earned over a specified period of time (such as one, five or ten years) assuming that all distributions and dividends by the Portfolio were reinvested in the same class on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or on redemption. The Fund may also include comparative performance information in advertising or marketing the Portfolios' shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

    The performance figures for Class B shares will generally be lower than those for Class A shares because of the distribution fee charged to Class B shares.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    All income dividends and capital gains distributions for a class of shares will be automatically reinvested in additional shares at net asset value, except that, upon written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form, a shareholder may elect to receive income dividends and capital gains distributions in cash.

    Each Portfolio expects to distribute substantially all of its taxable net investment income in the form of annual dividends. Net realized capital gains, if any, after reduction for any available tax loss carryforwards will also be distributed annually.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

    Because of the distribution fee and any other expenses that may be attributable to the Class B shares, the net income attributable to and the dividends payable on Class B shares will be lower than the net income attributable to and the dividends payable on Class A shares. As a result, the net asset value per share of the classes of the Portfolios will differ at times. Expenses of the Portfolios allocated to a particular class of shares will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

    No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so that the Portfolio will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

    Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio will generally qualify for the 70% dividends-received deduction for corporate shareholders only to the extent of the aggregate qualifying dividend income received by the Portfolio from U.S. corporations. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

    Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

    Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital loss, including any available capital loss carryforwards) prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by the shareholders in that year if the distributions are paid by the Portfolio at any time during the following January.

    The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Application Form, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

    The sale, exchange or redemption of shares will result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceed or are less than the shareholder's adjusted basis in the sold, exchanged or redeemed shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

    Conversion of shares between classes are not taxable events to the shareholder.

    Shareholders are urged to consult with their tax advisors concerning the application of state and local income taxes to investments in a Portfolio, which may differ from the federal income tax consequences described above.

    Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Portfolio is liable for foreign income taxes so withheld, each Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although each Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that each Portfolio will be able to do so.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A PORTFOLIO.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios. The Adviser seeks the best execution of all portfolio transactions. A portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

    It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable portfolio to their clients or who act as agents in the purchase of shares of the portfolio for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser, including Morgan Stanley, to effect portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. For such transactions, the commission rates and other remuneration paid to Morgan Stanley or other affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period.

PORTFOLIO TURNOVER

    The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies. As portfolio turnover increases, the Portfolios may expect to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Fund was organized as a Maryland corporation on June 16, 1988. The Articles of Incorporation, as amended and restated, permit the Fund to issue up to 38 billion shares of common stock, with $.001 par value per share. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes. The shares of common stock of each Portfolio are currently classified into two classes, the Class A shares and the Class B shares, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, which offer only Class A shares.

    The shares of each Portfolio, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as defined in the 1940 Act) such Portfolio. Under Maryland law, the Fund is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

REPORTS TO SHAREHOLDERS

    The Fund will send to its shareholders annual, semi-annual and quarterly reports; the financial statements appearing in annual reports are audited by independent accountants. Monthly unaudited portfolio data is also available from the Fund upon request.

    In addition, the Adviser or its agent, as Transfer Agent, will send to each shareholder having an account directly with the Fund a monthly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid.

CUSTODIAN

    Chase is the Fund's custodian for domestic and certain foreign assets. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of the Adviser and the Distributor, acts as the Fund's custodian for assets held outside the United States and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as Dividend Disbursing and Transfer Agent for the Fund.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as independent accountants for the Fund and audits its annual financial statements.

LITIGATION

    The Fund is not involved in any litigation.

   MORGAN STANLEY INSTITUTIONAL FUND, INC.
  ASIAN EQUITY AND JAPANESE EQUITY PORTFOLIOS
   P.O. BOX 2798, BOSTON, MA 02208-2798

                           ACCOUNT REGISTRATION FORM

      ACCOUNT INFORMATION                            If you need assistance in filling out this form for the Morgan Stanley
      Fill in where applicable                       Institutional Fund, please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address above.
  A)  REGISTRATION
      1. INDIVIDUAL
      2. JOINT TENANTS
         (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
         TENANCY IN COMMON
         IS INDICATED)

1.
         First Name    Initial         Last Name
2.
         First Name    Initial         Last Name
         First Name    Initial         Last Name

      3. CORPORATIONS,
         TRUSTS AND OTHERS
         Please call the Fund for additional
      documents that may be required to set up account and to authorize transactions.

3.

Type of Registration:   / / INCORPORATED    / / UNINCORPORATED    / / PARTNERSHIP   / / UNIFORM GIFT/TRANSFER TO MINOR
                                            ASSOCIATION                               (ONLY ONE CUSTODIAN AND MINOR PERMITTED)

/ / TRUST ________________________  / / OTHER (Specify) ________________________

  B)  MAILING ADDRESS
      Please fill in completely, including
      telephone number(s).

/ / United States Citizen  / / Resident Alien
                   Street or P.O. Box
                   City
                   State                   Zip
Home Telephone No.                   Business Telephone No.
/ / Non-Resident Alien:
Permanent Address (Where you reside permanently for tax purposes)
                   Street Address
                   City
                   Country                   Postal Code
Home Telephone No.                    Business Telephone No.

Current Mailing Address (If different from Permanent Address)
                   Street Address
                   City
                   Country
Postal Code
Home Telephone No.                   Business Telephone No.

  C)  TAXPAYER                                       Enter your Taxpayer Identification Number. For most individual
      IDENTIFICATION                                 taxpayers, this is your Social Security Number.
      NUMBER
      1. INDIVIDUAL
      2.   JOINT TENANTS
           (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
           TENANCY IN COMMON
           IS INDICATED)
      For Custodian account
      of a minor (Uniform
      Gifts/Transfers to Minor
      Acts), give the Social
      Security Number of
      the minor
                                                                                          OR
                                                     1.         TAXPAYER IDENTIFICATION                      SOCIAL SECURITY
                                                     NUMBER ("TIN")                                NUMBER ("SSN")
                                                                                              OR
                                                     2.                             TIN
                                                                                                                             SSN
                                                                                              OR
                                                     TIN
                                                                                                                             SSN
                                                     IMPORTANT TAX INFORMATION
                                                     You (as a payee) are required by law to provide us (as payer) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect
                                                     TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service.
                                                     Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
                                                     You may be notified that you are subject to backup withholding under
                                                     Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

  D)  PORTFOLIO AND                        For Purchase of the following   / / Class A Shares $  / / Class B Shares $
      CLASS SECTION                        Portfolio(s):                   / / Class A Shares $  / / Class B Shares $
      (Class A shares minimum $500,000     Asian Equity Portfolio
      for each Portfolio and Class B       Japanese Equity Portfolio
      shares minimum $100,000 for each
      Portfolio). Please indicate
      Portfolio, class and amount.
                                                                           Total Initial Investment $

  E)  METHOD OF
      INVESTMENT
      Please indicate
      portfolio, manner of
      payment.

Payment by:

/ / Check (MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC.--PORTFOLIO NAME)

/ / Exchange $ From                                                                     -- - - - - - - - - - -- - -
                            Name of Portfolio                                                   Account No.
/ / Account previously established by:  / / Phone exchange  / / Wire on                 -- - - - - - - - - - -- - -
                                                                                      Account No.               (Check
                                                                                (Previously assigned by the Fund)     Digit)
                                                                                                                          Date

  F)  DISTRIBUTION               Income dividends and capital gains distributions (if any) to
      OPTION                     be reinvested in additional shares unless either box below is checked.
                                 / / Income dividends to be paid in cash, capital gains
                                 distributions (if any) in shares.
                                 / / Income dividends and capital gains distributions (if
                                 any) to be paid in cash.

  G)  TELEPHONE                       / / I/we hereby authorize the Fund and
      REDEMPTION                      its agents to honor any telephone         Name of COMMERCIAL Bank (Not Savings
      AND EXCHANGE                    requests to wire redemption proceeds to   Bank)
      OPTION                          the commercial bank indicated at right    Bank Account No.
      Please select at time of        and/or mail redemption proceeds to the
      initial application if you      name and address in which my/our fund
      wish to redeem or exchange      account is registered if such requests                                        Bank
      shares by telephone. A          are believed to be authentic.                                                  ABA
      SIGNATURE GUARANTEE IS          The Fund and the Fund's Transfer Agent                                         No.
      REQUIRED IF BANK ACCOUNT IS     will employ reasonable procedures to
      NOT REGISTERED IDENTICALLY TO   confirm that instructions communicated    Name(s) in which your Bank Account is
      YOUR FUND ACCOUNT.              by telephone are genuine. These           Established
      TELEPHONE REQUESTS FOR          procedures include requiring the
      REDEMPTIONS OR EXCHANGE WILL    investor to provide certain personal      Bank's Street
      NOT BE HONORED UNLESS THE BOX   identification information at the time    Address
      IS CHECKED.                     an account is opened and prior to
                                      effecting each transaction requested by   City  State  Zip
                                      telephone. In addition, all telephone
                                      transaction requests will be recorded
                                      and investors may be required to provide
                                      additional telecopied written
                                      instructions of transaction requests.
                                      Neither the Fund nor the Transfer Agent
                                      will be responsible for any loss,
                                      liability, cost or expense for following
                                      instructions received by telephone that
                                      it reasonably believes to be genuine.

  H)  INTERESTED PARTY
      OPTION                                                                                                Name
      In addition to the account
      statement sent to my/our registered
      address, I/we hereby authorize the                                                                   Address
      Fund to mail duplicate statements
      to the name and address provided at  City         State         Zip Code
      right.

  I)  DEALER
      INFORMATION
                                           Representative Name              Representative No.             Branch
                                           No.

  J)  SIGNATURE OF
      ALL HOLDERS
      AND TAXPAYER
      CERTIFICATION
      Sign Here ,

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of the Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms.
  BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF
PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT
AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES
BELOW):

/ / U.S. CITIZEN(S)/TAXPAYER(S):

      / / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM
          IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT
          SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE
          EXEMPT FROM BACKUP WITHHOLDING; (B) I/WE HAVE NOT BEEN
          NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE
          SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO
          REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE IRS HAS NOTIFIED
          ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP
          WITHHOLDING.

      / / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE
          APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY
          ADMINISTRATION FOR A TIN OR A SSN AND I/WE UNDERSTAND THAT IF
          I/ WE DO NOT PROVIDE EITHER NUMBER TO CHASE GLOBAL FUNDS
          SERVICES COMPANY ("CGFSC") WITHIN 60 DAYS OF THE DATE OF THIS
          APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN(S)
          OR TIN(S), I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP
          WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE
          PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH
          FORM BY CALLING CGFSC AT 800-282-4404.

/ / NON-U.S. CITIZEN(S)/TAXPAYER(S)
  UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S.
CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY
THE INTERNAL REVENUE SERVICE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
AVOID BACKUP WITHHOLDING.

                                     (X)
(X)                                  Signature (if joint account, both
Signature            Date            must sign)      Date

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Fund Expenses.....................................    2
Financial Highlights..............................    4
Prospectus Summary................................    7
Investment Objectives and Policies................   11
Additional Investment Information.................   13
Investment Limitations............................   20
Management of the Fund............................   20
Purchase of Shares................................   22
Redemption of Shares..............................   28
Shareholder Services..............................   29
Valuation of Shares...............................   30
Performance Information...........................   31
Dividends and Capital Gains Distributions.........   31
Taxes.............................................   32
Portfolio Transactions............................   33
General Information...............................   34
Account Registration Form

                             ASIAN EQUITY PORTFOLIO
                           JAPANESE EQUITY PORTFOLIO

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                                  Common Stock
                               ($.001 PAR VALUE)
                                 -------------
                                   PROSPECTUS
                                 -------------

                               Investment Adviser

                                 Morgan Stanley
                             Asset Management Inc.

                                  Distributor
                              Morgan Stanley & Co.
                                  Incorporated

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                      P.O. BOX 2798, BOSTON, MA 02208-2798

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                            LATIN AMERICAN PORTFOLIO

                               PORTFOLIOS OF THE
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-548-7786
                                ----------------

    Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load, open-end management investment company, or mutual fund, which offers redeemable shares in a series of diversified and non-diversified investment portfolios
("portfolios"). The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. The Fund currently consists of thirty-two portfolios representing a broad range of investment choices. This prospectus (the "Prospectus") pertains to the Class A and the Class B shares of the Emerging Markets, Emerging Markets Debt and Latin American Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). The Emerging Markets Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley") customers, employees of Morgan Stanley, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Asset Management Inc. and its affiliates. The Class A and Class B shares currently offered by the Portfolios have different minimum investment requirements and fund expenses. Shares of the portfolios are offered with no sales charge, exchange fee or redemption fee, (except that the International Small Cap Portfolio may impose a transaction fee).

    THE EMERGING MARKETS PORTFOLIO MAY INVEST IN EQUITY SECURITIES OF RUSSIAN COMPANIES. RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY INVOLVES CERTAIN RISKS OF LOSS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN OTHER SECURITIES MARKETS. SEE "ADDITIONAL INVESTMENT INFORMATION -- RUSSIAN SECURITIES TRANSACTIONS."

    The Fund is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. With Morgan Stanley Asset Management Inc. as Adviser and Administrator (the "Adviser" and the "Administrator") and with Morgan Stanley as Distributor, the Fund makes available to institutional and high net worth individual investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley and its affiliates.

    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. The Fund offers additional portfolios which are described in other prospectuses and under the "Prospectus Summary" below. The Fund currently offers the following portfolios: (i) GLOBAL AND INTERNATIONAL EQUITY -- Active Country Allocation, Asian Equity, Asian Real Estate, Emerging Markets, European Equity, European Real Estate, Global Equity, Gold, International Equity, International Magnum, International Small Cap, Japanese Equity and Latin American Portfolios; (ii) U.S. EQUITY -- Aggressive Equity, Emerging Growth, Equity Growth, Small Cap Value Equity, Technology, U.S. Equity Plus, U.S. Real Estate and Value Equity Portfolios; (iii) BALANCED -- Balanced Portfolio; (iv) FIXED INCOME -- Emerging Markets Debt, Fixed Income, Global Fixed Income, High Yield and Municipal Bond Portfolios; and (v) MONEY MARKET -- Money Market and Municipal Money Market Portfolios. Additional information about the Fund is contained in a "Statement of Additional Information," dated May 1, 1997, as supplemented through September 26, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Fund are available upon request and without charge by writing or calling the Fund at the address and telephone number set forth above.

   THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE  SECURITIES
       AND  EXCHANGE  COMMISSION,  NOR HAS  THE  SECURITIES  AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF  THIS
                PROSPECTUS.  ANY REPRESENTATION  TO THE CONTRARY
                IS A
                                       CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997
                   AS SUPPLEMENTED THROUGH SEPTEMBER 26, 1997

                                 FUND EXPENSES

    The following table illustrates the expenses and fees that a shareholder of the Portfolios indicated below will incur:

                                                                                   EMERGING
                                                                      EMERGING      MARKETS       LATIN
                                                                       MARKETS       DEBT       AMERICAN
SHAREHOLDER TRANSACTION EXPENSES                                      PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------  -----------  -----------  -----------
Maximum Sales Load Imposed on Purchases
  Class A..........................................................        None         None         None
  Class B..........................................................        None         None         None
Maximum Sales Load Imposed on Reinvested Dividends
  Class A..........................................................        None         None         None
  Class B..........................................................        None         None         None
Deferred Sales Load
  Class A..........................................................        None         None         None
  Class B..........................................................        None         None         None
Redemption Fees
  Class A..........................................................        None         None         None
  Class B..........................................................        None         None         None
Exchange Fees
  Class A..........................................................        None         None         None
  Class B..........................................................        None         None         None


ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (Net of Fee Waivers)*
  Class A..........................................................       1.25%        1.00%        0.62%
  Class B..........................................................       1.25%        1.00%        0.62%
12b-1 Fees
  Class A..........................................................        None         None         None
  Class B..........................................................       0.25%        0.25%        0.25%
Other Expenses
  Class A..........................................................       0.49%        0.40%        1.08%
  Class B..........................................................       0.49%        0.40%        1.08%
                                                                     -----------  -----------  -----------
Total Operating Expenses (Net of Fee Waivers)*
  Class A..........................................................       1.74%        1.40%        1.70%
  Class B..........................................................       1.99%        1.65%        1.95%
                                                                     -----------  -----------  -----------
                                                                     -----------  -----------  -----------

------------------------------
*The Adviser has agreed to waive its management fees and/or reimburse the Portfolios, if necessary, if such fees would cause total annual operating expenses, as a percentage of average daily net assets, to exceed 1.75% for the Class A shares and 2.00% for the Class B shares of the Emerging Markets and Emerging Markets Debt Portfolios or to exceed 1.70% for the Class A shares and 1.95% for the Class B shares of the Latin American Portfolio. The management fees are 1.25% for the Emerging Markets Portfolio and 1.00% for the Emerging Markets Debt Portfolio. Absent the fee waiver and/or expense reimbursement, the Latin American Portfolio's management fee would be 1.10% and total operating expenses would be 2.18% of the average daily net assets of the Class A shares and 2.43% of the average daily net assets of the Class B shares. As a result of these reductions, the Management Fee for the Latin American Portfolio stated above is lower than the contractual fee stated under "Management of the Fund." The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Fund."

    The purpose of the table above is to assist the investor in understanding the various expenses that an investor in the Portfolios will bear directly or indirectly. Expenses and fees for the Portfolios are based on actual figures for the fiscal year ended December 31, 1996. Due to the continuous nature of Rule 12b-1 fees, long-term Class B shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules.

    The following example illustrates the expenses that you would pay on a $1,000 investment assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind. The following example is based on total operating expenses of the Portfolios after fee waivers.

                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                     -----------  -----------  -----------  -----------
Emerging Markets Portfolio
  Class A..........................................................   $      18    $      55    $      94    $     205
  Class B..........................................................          20           62          107          232
Emerging Markets Debt Portfolio
  Class A..........................................................          27           84          143          303
  Class B..........................................................          28           87          148          314
Latin American Portfolio
  Class A..........................................................          17           54           92          201
  Class B..........................................................          20           61          105          227

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A and Class B shares for the Emerging Markets, Emerging Markets Debt and Latin American Portfolios for each of the periods presented. The audited financial highlights for the Portfolios' shares for each of the periods presented are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are incorporated by reference into the Fund's Statement of Additional Information. The Portfolios' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon is also incorporated by reference into the Statement of Additional Information. Additional performance information is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. After October 31, 1992, the Fund changed its fiscal year end to December 31. The following information should be read in conjunction with the financial statements and notes thereto.

                           EMERGING MARKETS PORTFOLIO

                                                                     CLASS A                                              CLASS B
                             ----------------------------------------------------------------------------------------   ------------
                                                                                                         PERIOD FROM    PERIOD FROM
                                                                                          TWO MONTHS    SEPTEMBER 25,    JANUARY 2,
                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED         1992* TO       1996*** TO
                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    OCTOBER 31,    DECEMBER 31,
                                 1996           1995           1994           1993           1992           1992            1996
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................   $    13.14      $  16.30       $  19.00       $  10.22       $ 10.11         $ 10.00        $ 13.25
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (Loss) (1)..............         0.09          0.08          (0.04)         (0.01)           --              --           0.04
  Net Realized and
   Unrealized Gain (Loss)
   on Investments..........         1.51         (2.05)         (1.69)          8.79          0.11            0.11           1.42
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
    Total from Investment
     Operations............         1.60         (1.97)         (1.73)          8.78          0.11            0.11           1.46
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
DISTRIBUTIONS
  Net Investment Income....        (0.08)        (0.06)            --             --            --              --          (0.05)
  Net Realized Gain........           --         (1.13)         (0.97)            --            --              --             --
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
    Total Distributions....        (0.08)        (1.19)         (0.97)            --            --              --          (0.05)
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
NET ASSET VALUE, END OF
 PERIOD....................   $    14.66      $  13.14       $  16.30       $  19.00       $ 10.22         $ 10.11        $ 14.66
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
TOTAL RETURN...............        12.19%       (12.77)%        (9.63)%        85.91%         1.09%           1.10%         11.04%
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
                             ------------   ------------   ------------   ------------   ------------   -------------   ------------
RATIOS AND SUPPLEMENTAL
 DATA:
  Net Assets, End of Period
   (Thousands).............   $1,304,006      $876,591       $929,638       $735,352       $74,219         $28,806        $14,213
  Ratio of Expenses to
   Average Net Assets
   (1).....................         1.74%         1.72%          1.75%          1.75%         1.75%**         1.75%**        1.99%**
  Ratio of Net Investment
   Income (Loss) to Average
   Net Assets (1)..........         0.69%         0.60%         (0.26)%        (0.06)%       (0.33)%**       (0.53)%**       0.33%**
  Portfolio Turnover
   Rate....................           55%           54%            32%            52%            2%              0%            55%
  Average Commission
   Rate#...................      $0.0006           N/A            N/A            N/A           N/A             N/A        $0.0006

--------------------

(1) Effect of voluntary
     expense limitation
     during the period:
      Per share benefit to
       net investment
       income..............          N/A           N/A            N/A          $0.01         $0.00           $0.02             N/A
    Ratios before expense
     limitation:
      Expenses to Average
       Net Assets..........          N/A           N/A            N/A           1.79%         2.48%**         4.82%**          N/A
      Net Investment Loss
       to Average Net
       Assets..............          N/A           N/A            N/A          (0.10)%       (1.06)%**       (3.60)%**         N/A

  * Commencement of Operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.42% of the trade amount.

                        EMERGING MARKETS DEBT PORTFOLIO

                                                           CLASS A                       CLASS B
                                          ------------------------------------------   ------------
                                                                        PERIOD FROM    PERIOD FROM
                                                                        FEBRUARY 1,     JANUARY 2,
                                           YEAR ENDED     YEAR ENDED      1994* TO      1996*** TO
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1996           1995           1994           1996
                                          ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $   8.59       $   8.59       $  10.00        $ 8.68
                                          ------------   ------------   ------------      ------
                                          ------------   ------------   ------------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................        1.54           1.36           0.50          1.01
  Net Realized and Unrealized Gain
   (Loss) on Investments................        2.79           0.91         (1.91)          3.20
                                          ------------   ------------   ------------      ------
    Total from Investment Operations....        4.33           2.27         (1.41)          4.21
                                          ------------   ------------   ------------      ------
DISTRIBUTIONS
  Net Investment Income.................       (1.17)         (1.86)            --        (1.15)
  In Excess of Net Investment Income....       (0.01)            --             --        (0.01)
  Net Realized Gain.....................       (4.20)         (0.41)            --        (4.20)
                                          ------------   ------------   ------------      ------
    Total Distributions.................       (5.38)         (2.27)            --        (5.36)
                                          ------------   ------------   ------------      ------
NET ASSET VALUE, END OF PERIOD..........    $   7.54       $   8.59       $   8.59        $ 7.53
                                          ------------   ------------   ------------      ------
                                          ------------   ------------   ------------      ------
TOTAL RETURN............................       50.52%         28.23%        (14.10)%       48.52%
                                          ------------   ------------   ------------      ------
                                          ------------   ------------   ------------      ------
RATIO AND SUPPLEMENTAL DATA:
  Net Assets, End of Period
   (Thousands)..........................    $152,142       $181,878       $144,949        $4,253
  Ratio of Expenses to Average Net
   Assets...............................        2.70%          1.75%          1.49%**       2.81%**
  Ratio of Expenses to Average Net
   Assets (Excluding Dividend and
   Interest Expense)....................        1.42%           N/A            N/A          1.65%**
  Ratio of Net Investment Income to
   Average Net Assets...................       11.66%         14.70%          9.97%**      11.09%**
  Portfolio Turnover Rate...............         560%           406%           273%          560%

--------------
  * Commencement of operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

                            LATIN AMERICAN PORTFOLIO

                                                                CLASS A
                                               -----------------------------------------
                                                                         PERIOD FROM             CLASS B
                                                                         JANUARY 18,       -------------------
                                                   YEAR ENDED         1995* TO DECEMBER    PERIOD FROM JANUARY
                                                  DECEMBER 31,               31,              2, 1996*** TO
                                                      1996                  1995            DECEMBER 31, 1996
                                               -------------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $          9.06       $         10.00       $          9.44
                                                       -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)..................             0.14                  0.05                  0.09
  Net Realized and Unrealized Gain (Loss) on
   Investments...............................             4.27                 (0.92)                 3.90
                                                       -------               -------               -------
    Total from Investment Operations.........             4.41                 (0.87)                 3.99
                                                       -------               -------               -------
DISTRIBUTIONS
  Net Investment Income......................            (0.13)                (0.04)                (0.10)
  Net Realized Gain..........................            (2.02)                   --                 (2.02)
  Return of Capital..........................               --                 (0.03)                   --
                                                       -------               -------               -------
    Total Distributions......................            (2.15)                (0.07)                (2.12)
                                                       -------               -------               -------
Net Asset Value, End of Period...............  $         11.32       $          9.06       $         11.31
                                                       -------               -------               -------
                                                       -------               -------               -------
Total Return.................................            48.77%                (8.68)%               42.44%
                                                       -------               -------               -------
                                                       -------               -------               -------
Ratios and Supplemental Data:
  Net Assets, End of Period (Thousands)......  $        30,409       $        15,376                $1,333
  Ratio of Expenses to Average Net Assets
   (1).......................................             1.70%                 1.70%**               1.95%**
  Ratio of Net Investment Income to Average
   Net Assets (1)............................             1.21%                 0.62%**               0.89%**
  Portfolio Turnover Rate....................              192%                  137%                  192%
  Average Commission Rate#...................          $0.0004                   N/A               $0.0004

--------------

(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income................................            $0.05                 $0.09                 $0.05
    Ratios before expense limitation:
      Expenses to Average Net Assets.........             2.18%                 3.13%**               2.43%**
      Net Investment Loss to Average Net
       Assets................................             0.75%                (0.48)%**              0.42%**

  * Commencement of Operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.30% of the trade amount.

                               PROSPECTUS SUMMARY

THE FUND

    The Fund consists of thirty-two portfolios, offering institutional investors and high net worth individual investors a broad range of investment choices coupled with the advantages of a no-load mutual fund with Morgan Stanley and its affiliates providing customized services as Adviser, Administrator and Distributor. Each portfolio offers Class A shares and, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, also offers Class B shares. Each portfolio has its own investment objective and policies designed to meet its specific goals. The investment objective of each Portfolio described in this Prospectus is as follows:

    -The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    -The EMERGING MARKETS DEBT  PORTFOLIO seeks high  total return by  investing
     primarily   in  debt  securities   of  government,  government-related  and
     corporate issuers located in emerging countries.

    -The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and, from time to time, debt securities issued or guaranteed by Latin American governments or governmental entities.

    The other portfolios of the Fund are described in other prospectuses which may be obtained from the Fund at the address and telephone number noted on the cover page of this Prospectus. The investment objectives of these other portfolios are listed below:

    GLOBAL AND INTERNATIONAL EQUITY:

    -The  ACTIVE   COUNTRY   ALLOCATION  PORTFOLIO   seeks   long-term   capital
     appreciation by investing in accordance with country weightings determined by the Adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices.

    -The   ASIAN  EQUITY  PORTFOLIO  seeks  long-term  capital  appreciation  by investing primarily in equity securities of Asian issuers.

    -The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

    -The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in The People's Republic of China, Hong Kong and Taiwan.

    -The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    -The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

    -The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    -The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of foreign and domestic issuers engaged in gold-related activities.

    -The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

    -The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

    -The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion.

    -The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    U.S. EQUITY:

    -The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.

    -The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.

    -The  EQUITY  GROWTH  PORTFOLIO  seeks  long-term  capital  appreciation  by
     investing  in  growth-oriented  equity  securities  of  medium  and   large
     capitalization companies.

    -The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small corporations.

    -The SMALL CAP VALUE EQUITY PORTFOLIO seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized companies.

    -The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by  investing primarily in equity securities of companies that, in the opinion of the Portfolio's investment adviser, are expected to benefit from their involvement in technology and technology-related industries.

    -The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the S&P 500 Index ("S&P 500").

    -The U.S. REAL ESTATE PORTFOLIO seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    -The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

    BALANCED:

    -The BALANCED PORTFOLIO seeks high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

    FIXED INCOME:

    -The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities.

    -The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    -The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    -The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment-grade mortgage-backed securities.

    -The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing primarily in municipal obligations, the interest on which is exempt from federal income tax.

    MONEY MARKET:

    -The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less.

    -The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments with remaining maturities of one year or less which are exempt from federal income tax.

    THE CHINA GROWTH, MICROCAP AND MORTGAGE-BACKED SECURITIES PORTFOLIOS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as investment adviser to the Fund and each of its portfolios. As of August 31, 1997, Morgan Stanley Asset Management Inc. and its affiliated asset management companies (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund -- Investment Adviser" and "Management of the Fund -- Administrator."

HOW TO INVEST

    Class A shares of each Portfolio are offered directly to investors at net asset value with no sales commission or 12b-1 charges. Class B shares of each Portfolio are offered at net asset value with no sales commission, but with a 12b-1 fee, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. The minimum initial investment, generally, is $500,000 for Class A shares of each Portfolio and $100,000 for Class B shares of each Portfolio. The minimum initial investment amount is reduced for certain categories of investors. For additional information on how to purchase shares and minimum initial investments, see "Purchase of Shares."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of shares of the applicable class next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. Certain redemptions that cause the value of an account to remain for a continuous 60-day period below the minimum investment amount for Class A shares or for Class B shares may result in involuntary redemption or conversion. For additional information on how to redeem shares and involuntary redemption or conversion, see "Purchase of Shares -- Minimum Account Sizes and Involuntary Redemption of Shares" and "Redemption of Shares."

RISK FACTORS

    Each Portfolio invests in securities of issuers located in emerging markets. Investing in emerging country securities involves certain considerations not typically associated with investing in securities of U.S. companies, including
(i) restrictions on foreign investment and on repatriation of capital invested in emerging countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into U.S. dollars, (iv) potential price volatility and lesser liquidity of shares traded on emerging country securities markets or lack of a secondary trading market for such securities and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries are not equivalent to U.S. standards and therefore, disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. For temporary, defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments and short-and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Additional Investment Information -- Temporary Investments." Each Portfolio may invest in lower rated debt securities ("junk bonds"), which are considered speculative with regard to the payment of interest and return of principal. The Portfolios may invest in certain derivatives, including options, futures, options on futures, caps, floors and collars, swaps and structured investments. These investments entail certain costs and risks, including imperfect correlation between the value of securities held by a Portfolio and the value of the particular derivative instrument, and the risk that a Portfolio could not close out a derivatives position when it would be most advantageous to do so. Each Portfolio may invest in depositary receipts, investment funds, loan participations and assignments, non-publicly traded securities, private placements, restricted securities and repurchase agreements, lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis and invest in foreign currency forward contracts. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein.

    The Emerging Markets Portfolio may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Portfolio is described below, together with the policies the Portfolios employ in their efforts to achieve these objectives. Each Portfolio's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. There is no assurance that the Portfolios will attain their objective. In addition to the investments and strategies described below, the Portfolios may invest in certain securities and obligations as set forth in "Additional Investment Information" below and as described under "Investment Objectives and Policies" in the Statement of Additional Information. The investment policies described below are not fundamental policies and may be changed without shareholder approval.

THE EMERGING MARKETS PORTFOLIO

    The investment objective of the Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. With respect to the Portfolio, equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stocks. The Portfolio may also invest indirectly in equity securities of emerging country issuers through depositary receipts. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in emerging country equity securities. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Portfolio intends to invest primarily in some or all of the following countries:

Argentina               Ghana                   Malaysia                Singapore
Botswana                Greece                  Mexico                  South Africa
Brazil                  Hong Kong               Morocco                 South Korea
Bulgaria                Hungary                 Nigeria                 Sri Lanka
Chile                   India                   Pakistan                Taiwan
China                   Indonesia               Peru                    Thailand
(mainland and Hong      Israel                  Philippines             Turkey
Kong)                   Jamaica                 Poland                  Venezuela
Colombia                Jordan                  Portugal                Zimbabwe
Egypt                   Kenya                   Russia

As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio.

    An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone, or on a consolidated basis, the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) the company is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

    To the extent that the Portfolio's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country, (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries, and (iii) short- and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Portfolio's assets may be invested in debt securities when the Portfolio believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Portfolio will invest will be unrated and, whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Adviser, the Portfolio may invest up to 20% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. As of the date of this prospectus, less than 5% of the Portfolio's total assets were invested in junk bonds. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

THE EMERGING MARKETS DEBT PORTFOLIO

    The investment objective of the Portfolio is to seek high total return. In seeking to achieve this objective, the Portfolio will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, the Portfolio may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries. See "The Emerging Markets Portfolio" above for a definition of emerging countries.

    The Adviser intends to invest the Portfolio's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. Initially, the Portfolio expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:

Algeria                 Hungary                 Peru
Argentina               India                   Philippine
Brazil                  Indonesia               Poland
Bulgaria                Ivory Coast             Portugal
Chile                   Jamaica                 Russia
China                   Jordan                  Slovakia
Colombia                Malaysia                South Africa
Costa Rica              Mexico                  Thailand
Czech Republic          Morocco                 Trinidad & Tobago
Democratic Republic of
Congo                   Nicaragua               Tunisia
Dominican Republic      Nigeria                 Turkey
Ecuador                 Pakistan                Uruguay
Egypt                   Panama                  Venezuela
Greece                  Paraguay

As opportunities to invest in debt securities in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests. While the Portfolio generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Portfolio's assets will be invested in issuers in at least three countries.

    Emerging country debt securities that the Portfolio may invest in include bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. dollar-denominated emerging country debt securities held by the Portfolio will generally be listed but not traded on a securities exchange, and non-U.S. dollar-denominated securities held by the Portfolio may or may not be listed or traded on a securities exchange. The Portfolio will be subject to no restrictions on the maturities of the emerging country debt securities it holds; those maturities may range from overnight to 30 years.

    The Portfolio is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Portfolio's assets may be invested in non-U.S. dollar-denominated securities. The portion of the Portfolio's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. Although the Portfolio is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. dollar-denominated debt securities, the Portfolio may be limited in its ability to hedge against these risks.

    In selecting particular emerging country debt securities for investment by the Portfolio, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Emerging country debt securities in which the Portfolio may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Portfolio's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories. Ratings of non-U.S. debt instruments, to the extent undertaken, are related to evaluations of the country in which the issuer of the instrument is located and generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, typically have a lower rating than local currency instruments due to the risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

    The Portfolio's investments in government, government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries including participations in loans between governments and financial institutions, (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) issuers of structured securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. The Portfolio's investments in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Portfolio may have limited recourse in the event of default on such debt instruments.

    The Portfolio's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer. The Portfolio may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady.

    The Portfolio may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, the Portfolio accrues income, or "Phantom Income," with respect to these securities prior to the receipt of cash payments. The Portfolio will distribute its "phantom income" to shareholders and, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets available to purchase income producing securities. Pay-in-kind securities pay interest by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular interest payment periods.

    The Portfolio may also invest up to 5% of its total assets in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities, such as banks and other financial institutions. Mortgage-backed securities include mortgage pass-through securities and collateralized mortgage obligations. Asset-backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a CMO.

THE LATIN AMERICAN PORTFOLIO

    The investment objective of the Latin American Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency and issued by companies to finance operations in Latin America, or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity. Under normal conditions, substantially all, but not less than 80%, of the Portfolio's total assets are invested in equity securities of Latin American issuers and in debt securities issued or guaranteed by a Latin American government or governmental entity. For purposes of this Prospectus, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

    The Portfolio focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Portfolio expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. The Portfolio is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Portfolio's holdings in any Latin American country will vary from time to time, although the portion of the Portfolio's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year. Equity securities in which the Portfolio may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

    The governments of some Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Portfolio participates will be successful.

    The Portfolio may participate in debt to equity conversion programs adopted by several Latin American countries, pursuant to which investors may use government issued or guaranteed debt securities, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Adviser will evaluate opportunities to enter into debt to equity conversion transactions as they arise.

    To the extent that the Portfolio's assets are not invested in equity securities of Latin American issuers or in government issued or guaranteed debt securities, the remainder of its assets may be invested in (i) debt securities of other Latin American issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described under "Additional Investment Information -- Temporary Investments" below. The Portfolio's assets may be invested in debt securities when the Portfolio believes that, based upon factors such as relative interest rate levels and foreign exchange rates, debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Portfolio will invest will be unrated. The Portfolio may invest up to 20% of its total assets in lower-quality debt securities that are determined by the Adviser to be comparable to securities rated below investment grade by S&P or Moody's ("junk bonds"). Investment in such debt securities involves a high degree of risk and is generally considered to be speculative in nature. See "Additional Investment Information -- Lower Rated Debt Securities."

    The Portfolio will not invest more than 25% of its total assets in one industry except, and to the extent, and only for such period of time, as the Board of Directors determines that it is appropriate and in the best interests of the Portfolio and its shareholders to invest more than 25% of the Portfolio's total assets in companies involved in each of the telecommunications or financial services industries. Concentration in these two industries may be beneficial to the Portfolio because the securities markets of Latin American countries are emerging markets characterized by a relatively small number of issuers and it is possible that one or more markets may be dominated by issues of companies in these industries. Also, it is possible that Privatizations in certain Latin American countries which currently represent a primary source of new issues in many Latin American markets and are often attractive investment opportunities will occur in these two industries.

    The Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Portfolio's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its assets in securities of companies in the telecommunications industries of the Latin American countries in which the Portfolio invests.

In accordance with the Portfolio's investment restrictions and as a result of the Board's action, the Portfolio is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Portfolio will remain so invested until the Board determines that the Portfolio should invest less than 25% of its assets in that industry. Because the Portfolio will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Portfolio will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Portfolio's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Portfolio's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 40% of the Portfolio's assets.

    The Board of Directors has not currently authorized the Portfolio to invest more than 25% of its total assets in the financial services industry. The Portfolio will notify shareholders of any decision by the Board of Directors to permit investments of more than 25% in the financial services industry including, if applicable, a discussion of any increased investment risks particular to this industry to which the Portfolio may be exposed.

                       ADDITIONAL INVESTMENT INFORMATION

    BORROWING AND OTHER FORMS OF LEVERAGE. The Emerging Markets Debt and Latin American Portfolios are authorized to borrow money from banks and other entities in an amount up to 33 1/3% of the Portfolios' total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes or to pay dividends. Borrowing for investment purposes creates leverage which is a speculative characteristic. Although the Portfolios are authorized to borrow, they will do so only when the Adviser believes that borrowing will benefit the Portfolios after taking into account considerations such as the costs of the borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolios will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Portfolios' net asset value per share and net yield.

    The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios' Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Portfolios may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

    DEPOSITARY RECEIPTS. The Portfolios may invest in Depositary Receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts are or become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. The issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of the ADR. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolios may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

    FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolios may enter into foreign currency forward contracts ("forward contracts") that provide for the purchase or sale of an amount of a specified currency at a future date. The Portfolios may use such contracts to protect against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, lock in the U.S. dollar value of dividends and interest on securities held by the Portfolio, and generally to protect the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuation. While forward contracts may limit losses as a result of exchange rate fluctuations, they will also limit any gains that might otherwise have been realized. The Portfolio's Custodian may be required to place cash or liquid securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Portfolio's commitments with respect to such contracts.

    FOREIGN INVESTMENT. Investment in securities of foreign issuers involves somewhat different investment risks than those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

    Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolios could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

    The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of each Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and because each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of each Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and the Portfolios may incur costs in connection with conversions between various currencies.

    INVESTMENT FUNDS. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Portfolios may invest in these investment funds subject to the provisions of the 1940 Act and other applicable laws as discussed below under "Investment Restrictions." If a Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment funds referred to in the preceding paragraph are advised by the Adviser. These Portfolios may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment funds. If a Portfolio does elect to make an investment in such an investment fund, it will only purchase the securities of such investment fund in the secondary market.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolios may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Portfolios' investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower is determined by the Adviser to be creditworthy.

    When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolios' ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios' portfolio and calculating their net asset value.

    LOANS OF PORTFOLIO SECURITIES. The Portfolios may lend securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing their net investment income. These loans must be secured continuously by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be a risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Portfolio will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of its total assets.

    LOWER RATED DEBT SECURITIES. Each Portfolio may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which the Portfolios may invest will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of the Portfolio's investments will be reflected in the Portfolio's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Portfolios. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The market for lower rated and unrated debt securities is relatively new and adverse economic developments may disrupt the market for lower rated and unrated emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower rated and unrated debt securities.

    MONEY MARKET INSTRUMENTS. Each Portfolio is permitted to invest in money market instruments, although each Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. Consistent with their investment policies, the Portfolios may make money market investments pending other investment or settlement for liquidity. In addition, the Portfolios may invest in money market instruments for temporary defensive purposes during adverse market conditions. See "Temporary Investments." The money market investments permitted for the Portfolios include obligations of the U.S. government and its agencies and instrumentalities; obligations of foreign sovereignties; other debt securities; commercial paper; bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and repurchase agreements.

    NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolios or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolios may be required to bear the expenses of registration.

    As a general matter, each Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nor, as a general matter, may each Portfolio invest more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933 (the "1933 Act"). However, each Portfolio may invest up to 25% of its total assets in liquid Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

    REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Fund's Board of Directors. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities with a market value at least equal to the purchase price (including accrued interest) as collateral, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited. The Portfolios may not enter into repurchase agreements with more than seven days to maturity if, as a result, more than 15% of the market value of the Portfolio's net assets would be invested in such repurchase agreements and in other investments for which market quotations are not readily available or which are otherwise illiquid.

    REVERSE REPURCHASE AGREEMENTS. The Emerging Markets Debt Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings set forth in "Borrowing and Other Forms of Leverage."

    RUSSIAN SECURITIES TRANSACTIONS. The Emerging Markets Portfolio may invest in equity securities of Russian issuers. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

    In light of the risks described above, the Board of Directors of the Portfolio has approved certain procedures concerning the Portfolio's investments in Russian securities. Among these procedures is a requirement that the Portfolio will not invest in the securities of Russian issuers unless that issuer's registrar has entered into a contract with the Portfolio's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that the Portfolio would otherwise make.

    SHORT SALES. The Emerging Markets Debt and Latin American Portfolios may from time to time sell securities short without limitation, but consistent with applicable legal requirements. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash or other liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

    STRUCTURED SECURITIES. The Emerging Markets Debt Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because the type of Structured Securities in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act and, as a result, the Portfolio's investment in Structured Securities may be limited by the 1940 Act. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

    TEMPORARY INVESTMENTS. For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in dollar and non-dollar denominated money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The short- and medium-term debt securities in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

    WHEN-ISSUED  AND DELAYED DELIVERY  SECURITIES.  Each  Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Each Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if, among other factors, the general level of interest rates has changed. It is a current policy of each Portfolio not to enter into when-issued commitments or delayed delivery securities exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities, other than the obligations created by these commitments.

DERIVATIVE INSTRUMENTS

    The Portfolios are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured investments and structured notes, caps, floors, collars and swaps. Additionally, the Portfolios may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Portfolios. Each Portfolio will limit its use of derivative instruments to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. The Portfolios' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limit described above.

    The Portfolios may use derivative instruments under a number of different circumstances to further their investment objectives. The Portfolios may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Portfolio may purchase derivatives to quickly gain exposure to a market in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying securities market. A Portfolio may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Portfolio for hedging purposes and in other circumstances when a Portfolio's portfolio managers believe it advantageous to do so consistent with the
Portfolio's investment objective. The Portfolios will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Portfolios may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Portfolios may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Portfolios may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Portfolios may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Portfolios may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Portfolios may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Portfolios may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies, and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Portfolios may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Portfolio may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Portfolio and the prices of futures and options relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Portfolios may invest, as well as with respect to foreign currency. Purchasing a put option gives a Portfolio the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Portfolio the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Portfolio also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Portfolio that has written an option receives a premium, which increases the Portfolio's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Portfolio's obligation as writer of the option continues. The Portfolios may only write options that are "covered." A covered call option means that so long as the Portfolio is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option, (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Portfolio incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Portfolios may also write options that may be exercised by the purchaser only on a specific date. A Portfolio that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Portfolios may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Portfolios may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket or index thereof for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Portfolio is a non-diversified portfolio under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, each Portfolio may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Nevertheless, each Portfolio intends to comply with the more limited diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

    Each Portfolio operates under certain investment restrictions that are deemed fundamental limitations and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares and under certain non-fundamental investment limitations that may be changed without shareholder approval. For additional information on fundamental and non-fundamental investment limitations, see "Investment Limitations" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. is the Adviser and Administrator of the Fund and each Portfolio. The Adviser provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. The Adviser is entitled to receive from each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. However, the Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of either Portfolio to exceed the respective percentages of average daily net assets set forth in the table below.

                                                  MAXIMUM TOTAL ANNUAL
                                                        OPERATING
                                                   EXPENSES AFTER FEE
                                                         WAIVERS
                                  MANAGEMENT    -------------------------
          PORTFOLIO                   FEE        CLASS A         CLASS B
------------------------------    -----------   ---------       ---------
Emerging Markets Portfolio             1.25%       1.75%           2.00%
Emerging Markets Debt
 Portfolio                             1.00%       1.75%           2.00%
Latin American Portfolio               1.10%       1.70%           1.95%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. The Adviser and Morgan Stanley are subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. At August 31, 1997, the Adviser (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund" in the Statement of Additional Information.

    PORTFOLIO  MANAGERS.    The  following  individuals  have  primary portfolio
management responsibility for the Portfolios noted below:

    EMERGING MARKETS PORTFOLIO -- MADHAV DHAR AND ROBERT L. MEYER. Madhav Dhar joined the Adviser in 1984. He is a Managing Director of the Adviser and of Morgan Stanley. He is a member of the Adviser's executive committee, head of the Adviser's emerging markets group and chief investment officer of the Adviser's global emerging market equity portfolios. He holds a B.S. (honors) from St. Stephen's College, Delhi University India and an M.B.A. from Carnegie-Mellon University. Mr. Dhar has been primarily responsible for managing the Portfolio's assets since it commenced operations. Robert L. Meyer joined the Adviser in 1989. He is a Managing Director of the Adviser and of Morgan Stanley and co-manager of the Adviser's emerging markets group and head of the Adviser's Latin American team. He was born in Argentina and graduated from Yale University with a B.A. in Economics and Political Science. He received a J.D. from Harvard Law School. In addition, he is also a Chartered Financial Analyst. Mr. Meyer has worked with Mr. Dhar in managing the Portfolio's assets since its inception.

    EMERGING MARKETS DEBT PORTFOLIO -- PAUL GHAFFARI. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined the Adviser in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining the Adviser, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, he worked in LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co. Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pamona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since inception.

    LATIN AMERICAN PORTFOLIO -- ROBERT L. MEYER AND ANDY SKOV. Robert Meyer and Andy Skov share primary responsibility for managing the Portfolio's assets. Information about Mr. Meyer is included under the Emerging Markets Portfolio above. Andy Skov joined the Adviser in 1994 as a Portfolio Manager. Currently, he is a Vice President of the Adviser. Prior to joining the Adviser, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of those years he spent in Argentina. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economics Development.

    ADMINISTRATOR. The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the Officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal laws. The Administration Agreement also provides that the Administrator, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

    Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase provides certain administrative services to the Fund through its corporate affiliate, Chase Global Funds Services Company ("CGFSC"). The Adviser supervises and monitors administrative services provided by CGFSC. Their services are also subject to the supervision of the Board of Directors of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    LOCAL ADMINISTRATORS FOR THE EMERGING MARKETS PORTFOLIO. The Portfolio has, as required by local law, entered into administration agreements with local administrators in Brazil and Colombia. A local administrator provides certain services for the Portfolio with respect to the Portfolio's investments in that country, including services relating to foreign exchange, local taxes, remittance of income and capital gains, and repatriation of investments. The Portfolio's local administrator in Brazil, Unibanco-Uniao, a Brazilian corporation, is paid by an annual fee of 0.125% of the Portfolio's average weekly net assets invested in Brazil. The Portfolio's local administrator in Colombia, CitiTrust S.A., a Colombian trust company, is paid by the Fund an annual fee of $1,000 plus 0.20% per transaction in Colombia.

    LOCAL ADMINISTRATORS FOR THE LATIN AMERICAN PORTFOLIO. The Portfolio has, as required by local law, entered into administration agreements with local administrators in Brazil, Chile, and Colombia. A local administrator provides certain services for the Portfolio with respect to the Portfolio's investments in that country, including services relating to foreign exchange, local taxes, remittance of income and capital gains, and repatriation of investments. The Portfolio's local administrator in Brazil, Unibanco-Uniao, a Brazilian corporation, is paid by the Fund an annual fee of 0.125% of the Portfolio's average weekly net assets invested in Brazil. The Portfolio's local administrator in Chile, Bice Chileconsult Agente de Valores S.A., a Chilean corporation, is paid by the Fund an annual fee of 0.125% of the Portfolio's average weekly net assets invested in Chile. The Portfolio's local administrator in Colombia, CitiTrust S.A., a Colombian trust company, is paid by the Fund an annual fee of $1,000 plus 0.20% per transaction in Colombia.

    DIRECTORS AND OFFICERS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator, Distributor and other service providers. The officers of the Fund conduct and supervise its daily business operations.

    DISTRIBUTOR. Morgan Stanley serves as the exclusive Distributor of the shares of the Fund. Under its Distribution Agreement with the Fund, Morgan Stanley sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio.

    The Portfolios currently offer only the classes of shares offered by this Prospectus. The Portfolio may in the future offer one or more classes of shares with features, distribution expenses or other expenses that are different from those of the classes currently offered.

    The Fund has adopted a Plan of Distribution with respect to the Class B shares for each Portfolio pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Under each Plan, the Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of 0.25% of the Class B shares' average daily net assets on an annualized basis. The Distributor expects to reallocate most of its fee to its investment representatives. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of the Distributor and the Adviser is free to make additional payments out of its own assets to promote the sale of Fund shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Each Plan is designed to compensate the Distributor for its services, not to reimburse the Distributor for its expenses, and the Distributor may retain any portion of the fee that it does not expend in fulfillment of its obligations to the Fund.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Emerging Markets Portfolio pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Fund or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. Each Portfolio is responsible for payment of certain other fees and expenses (including organizational costs, legal fees, accountant's fees, custodial fees, and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

    Class A and Class B shares of each Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order by the Portfolio. See "Valuation of Shares."

MINIMUM INVESTMENT AND ACCOUNT SIZES; CONVERSION FROM CLASS A TO CLASS B SHARES

    For a Portfolio account opened on or after January 2, 1996 (a "New Account"), the minimum initial investment and minimum account size are $500,000 for Class A shares and $100,000 for Class B shares of each Portfolio. Certain advisory or asset allocation accounts, such as Total Funds Management accounts, managed by Morgan Stanley or its affiliates, including the Adviser ("Managed Accounts") may purchase Class A shares without being subject to any minimum initial investment or minimum account size requirements for a Portfolio account. Employees of the Adviser and certain of its affiliates may purchase Class A Shares subject to conditions, including a lower minimum initial investment, established by Officers of the Fund.

    If  the  value of  a  New Account,  containing  Class A  shares  falls below
$500,000 (but remains at or above $100,000) because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 (but remains at or above $100,000) for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to the Class B shares. The Fund, however, will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a taxable event to the shareholder.

    Shares in a Portfolio account opened prior to January 2, 1996 (a "Pre-1996 Account") were designated Class A shares on January 2, 1996. Shares in a
Pre-1996 Account with a value of $100,000 or more on March 1, 1996 (a "Grandfathered Class A Account") remained Class A shares regardless of account size thereafter. Except for shares in a Managed Account, shares in a Pre-1996 Account with a value of less than $100,000 on March 1, 1996 (a "Grandfathered Class B Account") converted to Class B shares on March 1, 1996. Grandfathered Class A Accounts and Managed Accounts are not subject to conversion from Class A shares to Class B shares.

    Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

    The minimum investment levels may be waived at the discretion of the Adviser for (i) certain employees and customers of Morgan Stanley or its affiliates and certain trust departments, brokers, dealers, agents, financial planers, financial services firms or investment advisers that have entered into an agreement with Morgan Stanley or its affiliates; and (ii) retirement and deferred compensation plans and trusts, used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". The Fund reserves the right to modify or terminate the conversion features of the shares as stated above at any time upon 60-days notice to shareholders.

    The Adviser reserves the right in its sole discretion to determine which of such advisory or asset allocation accounts shall be Managed Accounts. For information regarding Managed Accounts, please contact your Morgan Stanley account representative or the Fund at the telephone number provided on the cover of this Prospectus.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

    If the value of a New Account falls below $100,000 because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

    Grandfathered Class A Accounts, Grandfathered Class B Accounts and Managed Accounts are not subject to involuntary redemption. The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60-days notice to shareholders.

CONVERSION FROM CLASS B TO CLASS A SHARES

    If the value of Class B shares in a Portfolio account increases, whether due to shareholder share purchases or market activity, to $500,000 or more, the Class B shares will convert to Class A shares. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements that are applicable to New Accounts containing Class A shares, as stated above. The Fund reserves the right to modify or terminate this conversion feature at any time upon 60-days notice to shareholders.

INITIAL PURCHASES DIRECTLY FROM THE FUND

    The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

1) BY CHECK. An account may be opened by completing and signing an Account Registration Form, and mailing it, together with a check ($500,000 minimum for Class A shares of each Portfolio and $100,000 minimum for Class B shares of each Portfolio, with certain exceptions for Morgan Stanley employees and select customers) payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]", to:

      Morgan Stanley Institutional Fund, Inc.
      P.O. Box 2798
      Boston, Massachusetts 02208-2798

     Payment will be accepted only in U.S. dollars, unless prior approval for payment by other currencies is given by the Fund. The classes of shares of the Portfolio(s) to be purchased should be designated on the Account Registration Form. For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus, your purchase of shares by check is ordinarily credited to your account at the net asset value per share of each of the Portfolios determined on the next business day after receipt.

2) BY FEDERAL  FUNDS WIRE.   Purchases  may be  made by  having your  bank  wire
   Federal Funds to the Fund's bank account. In order to ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:

A. Telephone the Fund (toll free: 1-800-548-7786) and provide us with your name, address, telephone number, Social Security or Tax Identification Number, the portfolio(s) selected, the class selected, the amount being wired, and by which bank. We will then provide you with a Fund account number. (Investors with existing accounts should also notify the Fund prior to wiring funds.)

B. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account (be sure to have your bank include the name of the portfolio(s) selected, the class selected and the account number assigned to you) as follows:

    The Chase Manhattan Bank
    One Manhattan Plaza
    New York, NY 10081-1000
    ABA#021000021
    DDA# 910-2-733293
    Attn: Morgan Stanley Institutional Fund, Inc.
    Ref: (Portfolio name, your account number, your account name)

    Please call the Fund at 1-800-548-7786 prior to wiring funds.

C. Complete and sign the Account Registration Form and mail it to the address shown thereon.

    The purchase price of the Class A and Class B shares of the Portfolios is the net asset value next determined after the order is received. See "Valuation of Shares." An order received prior to the regular close of the New York Stock Exchange ("NYSE"), which is currently 4:00 p.m. Eastern Time, will be executed at the price computed on the date of receipt; an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day.

    Federal Funds purchase orders will be accepted only on a day on which the Fund and Chase (the "Custodian Bank") are open for business. Your bank may charge a service fee for wiring Federal funds.

3) BY BANK WIRE.   The  same procedure outlined  under "By  Federal Funds  Wire"
   above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is received and the bank handling the wire. Prior to such conversion, an investor's money will not be invested. Your bank may charge a service fee for wiring funds.

ADDITIONAL INVESTMENTS

    You may add to your account at any time (minimum additional investment $1,000 for each portfolio, except for automatic reinvestment of dividends and capital gains distributions for which there are no minimums) by purchasing shares at net asset value by mailing a check to the Fund (payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account name, the portfolio name and the class selected be specified in the letter or wire to assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Fund's representatives (toll free: 1-800-548-7786) prior to the wire date. Additional investments will be applied to purchase additional shares in the same class held by a shareholder in a Portfolio account.

OTHER PURCHASE INFORMATION

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential between the classes.

    In the interest of economy and convenience, and because of the operating procedures of the Fund, certificates representing shares of the Portfolio(s) will not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

    To ensure that checks are collected by the Fund, withdrawals of investments made by check are not presently permitted until payment for the purchase has been received, which may take up to eight business days after the date of purchase. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Fund.

    Investors may also invest in the Fund by purchasing shares through the Distributor.

EXCESSIVE TRADING

    Frequent trades involving either substantial portfolio assets or a substantial portion of your account or accounts controlled by you can disrupt management of a portfolio and raise its expenses. Consequently, in the interest of all the stockholders of each Portfolio and the Portfolios' performance, the Fund may in its discretion bar a stockholder that engages in excessive trading of shares of any class of a portfolio from further purchases of shares of the Fund for an indefinite period. The Fund considers excessive trading to be more than one purchase and sale involving shares of the same class of a portfolio of the Fund within any 120-day period. As an example, exchanging shares of portfolios of the Fund as follows amounts to excessive trading: exchanging shares of Portfolio A for shares of Portfolio B, then exchanging shares of Portfolio B for shares of Portfolio C and again exchanging shares of Portfolio C for shares of Portfolio B within a 120-day period. Two types of transactions are exempt from these excessive trading restrictions: (1) trades exclusively between money market portfolios; and (2) trades done in connection with an asset allocation service, such as TFM Accounts or accounts managed or advised by the Adviser and/or any of its affiliates.

INVESTMENT IN FUNDS THROUGH A TOTAL FUNDS MANAGEMENT ("TFM") ACCOUNT

    In addition to the considerable diversification among individual securities you receive by investing in a particular Portfolio, you can further reduce risk by spreading your assets among several different Portfolios that each have different risk and return characteristics. TFM is an active investment management service managed by Morgan Stanley or its affiliates, including Morgan Stanley Asset Management Inc. (each, a "TFM Adviser"), that allocates your investments across a combination of either Class A or Class B shares of certain of the Portfolios selected to meet your long-term investment objectives as well as, in certain circumstances, your current income objectives.

    The TFM Adviser has developed investment strategies for TFM Accounts to meet the diverse financial needs of different investors. You can open a TFM Account by meeting with one of the investment professionals of a Participating Dealer who will review your situation and help you identify your long-term investment and/or current income objectives. After using TFM criteria to determine your long-term investment and/or current income objectives, you can choose one of several TFM investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Class A or Class B shares of the Portfolios. Depending on market conditions, the TFM Adviser periodically reallocates the combination of Portfolios or the percentage amounts invested in the shares of each Portfolio to implement your TFM investment strategy. In addition, your TFM Account will be periodically rebalanced to maintain your TFM strategy's current asset allocation mix, if and when the performance of one or more of the Portfolios unbalances the strategy's mix. You will pay the TFM Adviser a fee for the TFM Account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Portfolios. See "Fund Expenses."

    From time to time, one or more of the Portfolios used for investment by the TFM Accounts may experience relatively large investments or redemptions due to the TFM Account allocations or rebalancings recommended by the TFM Adviser. These transactions will affect the Portfolios, since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Portfolios that receive additional cash will have to invest it in additional portfolio securities. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Portfolios, is committed to minimizing the impact of TFM Account transactions on the Portfolios. The Adviser, however, will have a conflict in fulfilling this responsibility in that it also serves as a TFM Adviser. In that capacity, the Adviser, representing the interests of the TFM Accounts, also is committed to minimizing the impact of TFM Account transactions on the Portfolios to the extent consistent with pursuing the investment objectives of the TFM Accounts. In addition, an affiliate of the TFM Adviser, the Distributor is compensated on the sale,and may be compensated for distribution or shareholder services on the sale of shares of the Portfolios. See "Purchase of Shares" and "Shareholder Services -- Exchange Features." The Adviser will monitor the impact of TFM Account transactions on the Portfolios.

                              REDEMPTION OF SHARES

    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that redemption proceeds for purchases made by check may not be received until the payment of the purchase price has been collected, which may take up to eight business days after purchase. The Fund will redeem Class A shares or Class B shares of each Portfolio at the next determined net asset value of shares of the applicable class. On days that both the NYSE and the Custodian Bank are open for business, the net asset value per share of each of the Portfolios is determined at the regular close of trading of the NYSE (currently 4:00 p.m. Eastern Time). Shares of the Portfolios may be redeemed by mail or telephone. No charge is made for redemption. Any redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Portfolio.

BY MAIL

    Each Portfolio will redeem its Class A or Class B shares at the net asset value determined on the date the request is received, if the request is received in "good order" before the regular close of the NYSE. Your request should be addressed to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.

    "Good order" means that the request to redeem shares must include the following documentation:

         (a) A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b)   Any  required   signature  guarantees   (see  "Further  Redemption
    Information" below); and

         (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with a Fund representative.

BY TELEPHONE

    Provided you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or express mail and will be implemented at the net asset value next determined after it is received. Redemption requests sent to the Fund through express mail must be mailed to the address of the Dividend Disbursing and Transfer Agent listed under "General Information." The Fund and the Fund's transfer agent (the "Transfer Agent") will employ reasonable procedures to confirm that the instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

    To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

    Normally the Fund will make payment for all shares redeemed within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date upon which redemptions are effected at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

    To protect your account, the Fund and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information. See "Redemption of Shares" in the Statement of Additional Information.

                              SHAREHOLDER SERVICES

EXCHANGE FEATURES

    You may exchange shares that you own in either portfolio for shares of any other available portfolio(s) of the Fund (other than the International Equity Portfolio, which is closed to new investors). In exchanging for shares of a portfolio with more than one class, the class of shares you receive in the exchange will be determined in the same manner as any other purchase of shares and will not be based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and minimum account size for determining the class of shares received in the exchange will apply. See "Purchase of Shares" above. Shares of the portfolios may be exchanged by mail or telephone. The privilege to exchange shares by telephone is automatic and made available without shareholder election. Before you make an exchange, you should read the prospectus of the portfolio(s) in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days notice to shareholders.

BY MAIL

    In order to exchange shares by mail, you should include in the exchange request the name, class of shares and account number of your current Portfolio, the names of the portfolio(s) and class(es) of shares into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798.

BY TELEPHONE

    When exchanging shares by telephone, have ready the name, class of shares and account number of your current portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the class of each of the portfolios involved in the exchange of shares at the close of business. Requests received after 4:00 p.m. (Eastern Time) are processed the next business day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Portfolio shares to another person by writing to Morgan Stanley Institutional Fund Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring the registration of shares may affect the eligibility of your account for a given class of each Portfolio's shares and may result in involuntary conversion or redemption of your shares. See "Purchase of Shares" above.

                              VALUATION OF SHARES

    The net asset value per share of a class of shares of the Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less any liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of the Portfolio. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size, trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which quotations are not readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determined prices in accordance with the above-stated procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid and asked price of such currencies against the U.S. dollar last quoted by any major bank.

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distributions expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of the Class A shares as a result of the distribution expense charged to Class B shares.

                            PERFORMANCE INFORMATION

    The Fund may from time to time advertise the total return for each class of the Portfolios. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

    "Total return" shows what an investment in a class of the Portfolio would have earned over a specified period of time (such as one, five or ten years), assuming that all distributions and dividends by the Portfolio were reinvested in the same class on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or upon redemption. The Fund may also include comparative performance information in advertising or marketing the Portfolios' shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

    The performance figures for Class B shares will generally be lower than those for Class A shares because of the distribution fee charged to Class B shares.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    All income dividends and capital gains distributions for a class of shares will be automatically reinvested in additional shares at net asset value, except that, upon written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form, a shareholder may elect to receive income dividends and capital gains distributions in cash.

    Each Portfolio expects to distribute substantially all of its taxable net investment income in the form of annual dividends. Net realized capital gains of each Portfolio, if any, after reduction for any tax loss carryforwards will also be distributed annually.

    Undistributed net investment income is included in each Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (I.E., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

    Because of the distribution fee and any other expenses that may be attributable to the Class B shares, the net income attributable to and the dividends payable on Class B shares will be lower than the net income attributable to and the dividends payable on Class A shares. As a result, the net asset value per share of the classes of each Portfolio will differ at times. Expenses of each Portfolio allocated to a particular class of shares will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

    No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so that the Portfolio will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

    Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio generally will qualify for the 70% dividends-received deduction for corporate shareholders. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

    Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders of the federal income tax status of all distributions made during the preceding year.

    Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital losses, including any available capital loss carryforwards), prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio at any time during the following January.

    The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Application Form, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

    The sale, exchange or redemption of shares will result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceed or are less than the shareholder's adjusted basis in the sold, exchanged or redeemed shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

    Conversion of shares between classes are not taxable events to the shareholder.

    Shareholders are urged to consult with their tax advisors concerning the application of state and local income taxes to investments in a Portfolio, which may differ from the federal income tax consequences described above.

    Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Portfolio is liable for foreign income taxes so withheld, each Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although each Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that each Portfolio will be able to do so.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios. The Adviser seeks the best execution of all portfolio transactions. A portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

    It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable portfolio to their clients or who act as agents in the purchase of shares of the portfolio for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser, including Morgan Stanley, to effect portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. For such transactions, the commission rates and other remuneration paid to Morgan Stanley or other affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period.

PORTFOLIO TURNOVER

    The  Portfolios  generally do  not invest  for short-term  trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies. For the fiscal year ended December 31, 1996, the Emerging Markets Debt and Latin American Portfolios had portfolio turnover rates of 560% and 192%, respectively. As portfolio turnover increases, the Portfolios may expect to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Fund was organized as a Maryland corporation on June 16, 1988. The Articles of Incorporation, as amended and restated, permit the Fund to issue up to 38 billion shares of common stock, with $.001 par value per share. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes. The shares of common stock of each portfolio are currently classified into two classes, the Class A shares and the Class B shares, except for the International Small Cap, Money Market and Municipal Money Market Portfolios which offer only Class A shares.

    The shares of the Portfolios, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) that Portfolio. Under Maryland law, the Fund is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

REPORTS TO SHAREHOLDERS

    The Fund will send to its shareholders annual, semi-annual and quarterly reports; the financial statements appearing in annual reports are audited by independent accountants. Monthly unaudited portfolio data is also available from the Fund upon request.

    In addition, the Adviser, or its agent, as Transfer Agent, will send to each shareholder having an account directly with the Fund a monthly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid.

CUSTODIAN

    Chase is the Fund's custodian for domestic and certain foreign assets. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of the Adviser and the Distributor, acts as the Fund's custodian for assets held outside the United States and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Chase  Global   Funds  Services   Company,   73  Tremont   Street,   Boston,
Massachusetts 02108-3913, acts as Dividend Disbursing and Transfer Agent for the Fund.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as independent accountants for the Fund and audits its annual financial statements.

LITIGATION

    The Fund is not involved in any litigation.

   MORGAN STANLEY INSTITUTIONAL FUND, INC.
  EMERGING MARKETS, EMERGING MARKETS DEBT AND LATIN AMERICAN PORTFOLIOS
   P.O. BOX 2798, BOSTON, MA 02208-2798

                           ACCOUNT REGISTRATION FORM

      ACCOUNT INFORMATION                            If you need assistance in filling out this form for the Morgan Stanley
      Fill in where applicable                       Institutional Fund, please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address above.
  A)  REGISTRATION
      1. INDIVIDUAL
      2. JOINT TENANTS
         (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
         TENANCY IN COMMON
         IS INDICATED)

1.
         First Name    Initial         Last Name
2.
         First Name    Initial         Last Name
         First Name    Initial         Last Name

      3. CORPORATIONS,
         TRUSTS AND OTHERS
         Please call the Fund for additional
      documents that may be required to set up account and to authorize transactions.

3.

Type of Registration:   / / INCORPORATED    / / UNINCORPORATED    / / PARTNERSHIP   / / UNIFORM GIFT/TRANSFER TO MINOR
                                            ASSOCIATION                               (ONLY ONE CUSTODIAN AND MINOR PERMITTED)

/ / TRUST ________________________  / / OTHER (Specify) ________________________

  B)  MAILING ADDRESS
      Please fill in completely, including
      telephone number(s).

/ / United States Citizen  / / Resident Alien
                   Street or P.O. Box
                   City
                   State                   Zip
Home Telephone No.                   Business Telephone No.
/ / Non-Resident Alien:
Permanent Address (Where you reside permanently for tax purposes)
                   Street Address
                   City
                   Country                   Postal Code
Home Telephone No.                    Business Telephone No.

Current Mailing Address (If different from Permanent Address)
                   Street Address
                   City
                   Country
Postal Code
Home Telephone No.                   Business Telephone No.

  C)  TAXPAYER                                       Enter   your  Taxpayer   Identification  Number.   For  most  individual
      IDENTIFICATION                                 taxpayers, this is your Social Security Number.
      NUMBER
      1. INDIVIDUAL
      2.   JOINT TENANTS
           (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
           TENANCY IN COMMON
           IS INDICATED)
      For Custodian account
      of a minor (Uniform
      Gifts/Transfers to Minor
      Acts), give the Social
      Security Number of
      the minor
                                                                                          OR
                                                     1.         TAXPAYER IDENTIFICATION                      SOCIAL SECURITY
                                                     NUMBER ("TIN")                                NUMBER ("SSN")
                                                                                              OR
                                                     2.                                                          TIN
                                                                                                                             SSN
                                                                                              OR
                                                     TIN
                                                                                                                             SSN
                                                     IMPORTANT TAX INFORMATION
                                                     You  (as a payee) are required by law to provide us (as payer) with your correct TIN(s)  or SSN(s).  Accounts that  have a  missing or  incorrect
                                                     TIN(s)  or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50  penalty imposed by the Internal Revenue Service.
                                                     Backup  withholding  is  not an  additional  tax; the  tax  liability of persons subject to backup withholding will  be reduced by the amount  of tax  withheld.  If withholding  results in  an  overpayment of  taxes, a refund may be obtained.
                                                     You may be  notified that you  are subject to  backup withholding  under
                                                     Section  3406(a)(1)(C)  of the  Internal Revenue  Code because  you have underreported interest or dividends or you were required to, but  failed to,  file a  return which would  have included a  reportable interest or dividend payment.

  D)  PORTFOLIO AND                        For Purchase of the following   / / Class A Shares $  / / Class B Shares $
      CLASS SECTION                        Portfolio(s):                   / / Class A Shares $  / / Class B Shares $
      (Class A shares minimum $500,000     Emerging Markets Portfolio      / / Class A Shares $  / / Class B Shares $
      for each Portfolio and Class B       Emerging Markets Debt
      shares minimum $100,000 for each     Portfolio
      Portfolio.) Please indicate          Latin American Portfolio
      Portfolio, class and amount.
                                                                           Total Initial Investment $

  E)  METHOD OF
      INVESTMENT
      Please indicate
      portfolio, manner of
      payment.

Payment by:

/ / Check (MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC.--PORTFOLIO NAME)

/ / Exchange $ From                                                                     - - - - - - - - - - - -- - -
                            Name of Portfolio                                                   Account No.
/ / Account previously established by:  / / Phone exchange  / / Wire on                 -- - - - - - - - - - -- - -
                                                                                       Account No.            (Check
                                                                                (Previously assigned by the Fund)     Digit)
                                                                                                                          Date

  F)  DISTRIBUTION               Income dividends and capital gains distributions (if any) to
      OPTION                     be reinvested in additional shares unless either box below is checked.
                                 / / Income dividends to be paid in cash, capital gains
                                 distributions (if any) in shares.
                                 / / Income dividends and capital gains distributions (if
                                 any) to be paid in cash.

  G)  TELEPHONE                       / / I/we hereby authorize the Fund and
      REDEMPTION                      its agents to honor any telephone         Name of Commercial Bank (Not Savings
      AND EXCHANGE                    requests to wire redemption proceeds to   Bank)
      OPTION                          the commercial bank indicated at right    Bank Account No.
      Please select at time of        and/or mail redemption proceeds to the
      initial application if you      name and address in which my/our fund
      wish to redeem or exchange      account is registered if such requests                                        Bank
      shares by telephone. A          are believed to be authentic.                                                  ABA
      SIGNATURE GUARANTEE IS          The Fund and the Fund's Transfer Agent                                         No.
      REQUIRED IF BANK ACCOUNT IS     will employ reasonable procedures to
      NOT REGISTERED IDENTICALLY TO   confirm that instructions communicated    Name(s) in which your Bank Account is
      YOUR FUND ACCOUNT.              by telephone are genuine. These           Established
      TELEPHONE REQUESTS FOR          procedures include requiring the
      REDEMPTIONS OR EXCHANGE WILL    investor to provide certain personal      Bank's Street
      NOT BE HONORED UNLESS THE BOX   identification information at the time    Address
      IS CHECKED.                     an account is opened and prior to
                                      effecting each transaction requested by   City  State  Zip
                                      telephone. In addition, all telephone
                                      transaction requests will be recorded
                                      and investors may be required to provide
                                      additional telecopied written
                                      instructions of transaction requests.
                                      Neither the Fund nor the Transfer Agent
                                      will be responsible for any loss,
                                      liability, cost or expense for following
                                      instructions received by telephone that
                                      it reasonably believes to be genuine.

  H)  INTERESTED PARTY
      OPTION                                                                                                Name
      In addition to the account
      statement sent to my/our registered
      address, I/we hereby authorize the                                                                   Address
      Fund to mail duplicate statements
      to the name and address provided at  City         State         Zip Code
      right.

  I)  DEALER
      INFORMATION
                                           Representative Name              Representative No.             Branch
                                           No.

  J)  SIGNATURE OF
      ALL HOLDERS
      AND TAXPAYER
      CERTIFICATION
      Sign Here ,

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of the Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms.
  BY SIGNING THIS  APPLICATION, I/WE HEREBY  CERTIFY UNDER PENALTIES  OF
PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT
AND  THAT  AS REQUIRED  BY FEDERAL  LAW  (PLEASE CHECK  APPLICABLE BOXES
BELOW):

/ / U.S. CITIZEN(S)/TAXPAYER(S):

      / / I/WE CERTIFY THAT (1)  THE NUMBER(S) SHOWN ABOVE ON THIS  FORM
          IS/ARE  THE  CORRECT SSN(S)  OR TIN(S)  AND  (2) I/WE  ARE NOT
          SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE  ARE
          EXEMPT  FROM  BACKUP  WITHHOLDING;  (B)  I/WE  HAVE  NOT  BEEN
          NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE
          SUBJECT TO  BACKUP WITHHOLDING  AS A  RESULT OF  A FAILURE  TO
          REPORT  ALL INTEREST OR DIVIDENDS; OR (C) THE IRS HAS NOTIFIED
          ME/US  THAT  I   AM/WE  ARE  NO   LONGER  SUBJECT  TO   BACKUP
          WITHHOLDING.

      / / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE
          APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY
          ADMINISTRATION  FOR A TIN OR A SSN AND I/WE UNDERSTAND THAT IF
          I/ WE  DO NOT  PROVIDE  EITHER NUMBER  TO CHASE  GLOBAL  FUNDS
          SERVICES  COMPANY ("CGFSC") WITHIN 60 DAYS OF THE DATE OF THIS
          APPLICATION OR IF I/WE FAIL  TO FURNISH MY/OUR CORRECT  SSN(S)
          OR  TIN(S), I/WE MAY BE SUBJECT TO  A PENALTY AND A 31% BACKUP
          WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS.  (PLEASE
          PROVIDE  EITHER NUMBER ON IRS FORM  W-9). YOU MAY REQUEST SUCH
          FORM BY CALLING CGFSC AT 800-282-4404.

/ / NON-U.S. CITIZEN(S)/TAXPAYER(S)
  UNDER PENALTIES  OF  PERJURY, I/WE  CERTIFY  THAT I/WE  ARE  NOT  U.S.
CITIZENS  OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY
THE INTERNAL REVENUE SERVICE.

THE INTERNAL  REVENUE  SERVICE DOES  NOT  REQUIRE YOUR  CONSENT  TO  ANY
PROVISION  OF THIS  DOCUMENT OTHER  THAN THE  CERTIFICATIONS REQUIRED TO
AVOID BACKUP WITHHOLDING.

                                     (X)
(X)                                  Signature (if joint account, both
Signature                        Date must sign)      Date

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Fund Expenses.....................................    2
Financial Highlights..............................    4
Prospectus Summary................................    8
Investment Objectives and Policies................   12
Additional Investment Information.................   18
Investment Limitations............................   30
Management of the Fund............................   30
Purchase of Shares................................   33
Redemption of Shares..............................   38
Shareholder Services..............................   39
Valuation of Shares...............................   40
Performance Information...........................   41
Dividends and Capital Gains Distributions.........   41
Taxes.............................................   42
Portfolio Transactions............................   43
General Information...............................   44
Account Registration Form

                           EMERGING MARKETS PORTFOLIO
                        EMERGING MARKETS DEBT PORTFOLIO
                            LATIN AMERICAN PORTFOLIO

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                                  Common Stock
                               ($.001 PAR VALUE)

                                 -------------
                                   PROSPECTUS
                                 -------------

                               Investment Adviser
                                 Morgan Stanley
                             Asset Management Inc.

                                  Distributor
                              Morgan Stanley & Co.
                                  Incorporated

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.
                      P.O. BOX 2798, BOSTON, MA 02208-2798

---------------------------------------
---------------------------------------
---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                       INTERNATIONAL SMALL CAP PORTFOLIO
                           EUROPEAN EQUITY PORTFOLIO

                               PORTFOLIOS OF THE
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-548-7786

                                ----------------

    Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no-load, open-end management investment company, or mutual fund, which offers redeemable shares in a series of diversified and non-diversified investment portfolios ("portfolios"). The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. The Fund currently consists of thirty-two portfolios representing a broad range of investment choices. This prospectus (the "Prospectus") pertains to the Class A and the Class B shares of the Global Equity, International Equity, and European Equity Portfolios (each a "Multiclass Portfolio" and collectively, the "Multiclass Portfolios") and to the Class A Shares of the International Small Cap Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). The International Equity Portfolio is currently closed to new investors with the exception of certain Morgan Stanley & Co. Incorporated ("Morgan Stanley") customers, employees of Morgan Stanley, certain tax-qualified retirement plans and other investment companies advised by Morgan Stanley Asset Management Inc. and its affiliates. The Class A and Class B shares currently offered by the Portfolios have different minimum investment requirements and fund expenses. Shares of the portfolios are offered with no sales charge, exchange fee or redemption fee, (except that the International Small Cap Portfolio may impose a transaction fee).

    The Fund is designed to meet the investment needs of discerning investors who place a premium on quality and personal service. With Morgan Stanley Asset Management Inc. as Adviser and Administrator (the "Adviser" and the "Administrator"), and with Morgan Stanley as Distributor, the Fund makes available to institutional and high net worth individual investors a series of portfolios which benefit from the investment expertise and commitment to excellence associated with Morgan Stanley and its affiliates.

    This Prospectus is designed to set forth concisely the information about the Fund that a prospective investor should know before investing and it should be retained for future reference. The Fund offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Fund currently offers the following portfolios: (i) GLOBAL AND INTERNATIONAL EQUITY -- Active Country Allocation, Asian Equity, Asian Real Estate, Emerging Markets, European Equity, European Real Estate, Global Equity, Gold, International Equity, International Magnum, International Small Cap, Japanese Equity and Latin American Portfolios; (ii) U.S. EQUITY -- Aggressive Equity, Emerging Growth, Equity Growth, Small Cap Value Equity, Technology, U.S. Equity Plus, U.S. Real Estate and Value Equity Portfolios; (iii) EQUITY AND FIXED INCOME -- Balanced Portfolio; (iv) FIXED INCOME -- Emerging Markets Debt, Fixed Income, Global Fixed Income, High Yield and Municipal Bond Portfolios; and (v) MONEY MARKET -- Money Market and Municipal Money Market Portfolios. Additional information about the Fund is contained in a "Statement of Additional Information," dated May 1, 1997, as supplemented through September 26, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Fund are available upon request and without charge by writing or calling the Fund at the address and telephone number set forth above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997
                  AS SUPPLEMENTED THROUGH SEPTEMBER 26, 1997.

                                 FUND EXPENSES

    The following table illustrates the expenses and fees that a shareholder of each Portfolio listed below will incur.

                                        GLOBAL EQUITY      INTERNATIONAL EQUITY    INTERNATIONAL SMALL      EUROPEAN EQUITY
SHAREHOLDER TRANSACTION EXPENSES          PORTFOLIO              PORTFOLIO            CAP PORTFOLIO            PORTFOLIO
----------------------------------  ---------------------  ---------------------  ---------------------  ---------------------
Maximum Sales Load Imposed on
 Purchases
  Class A.........................             None                   None                   None*                  None
  Class B.........................             None                   None                    N/A                   None
Maximum Sales Load Imposed on
 Reinvested Dividends
  Class A.........................             None                   None                   None                   None
  Class B.........................             None                   None                    N/A                   None
Deferred Sales Load
  Class A.........................             None                   None                   None                   None
  Class B.........................             None                   None                    N/A                   None
Redemption Fees
  Class A.........................             None                   None                  1.00%*                  None
  Class B.........................             None                   None                    N/A                   None
Exchange Fees
  Class A.........................             None                   None                   None                   None
  Class B.........................             None                   None                    N/A                   None

--------------------------
* Shareholders of the International Small Cap Portfolio may be charged a 1.00% transaction fee, which is payable directly to the International Small Cap Portfolio, in connection with each purchase and redemption of shares of the Portfolio. The transaction fee is intended to allocate transaction costs associated with purchases and redemptions of shares of the Portfolio to investors actually making such purchases and redemptions rather than to the Portfolio's other shareholders. The 1.00% fee represents the Adviser's estimate of such transaction costs, which include the costs of acquiring and disposing of Portfolio securities. The transaction fee is not a sales charge or load, and is retained by the Portfolio. The fee does not apply to portfolios of the Fund other than the International Small Cap Portfolio and is not charged in connection with the reinvestment of dividends or capital gain distributions. The fee will not be charged with respect to purchases and redemptions that do not result in actual transaction costs to the Portfolio. Examples of such transactions include offsetting purchases and redemptions by different shareholders occurring at the same time and in-kind purchases and redemptions.

                                                                          INTERNATIONAL
                                                     GLOBAL EQUITY           EQUITY         INTERNATIONAL SMALL   EUROPEAN EQUITY
ANNUAL FUND OPERATING EXPENSES                         PORTFOLIO            PORTFOLIO          CAP PORTFOLIO         PORTFOLIO
------------------------------------------------  -------------------  -------------------  -------------------  ------------------
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee (Net of Fee Waivers)**
  Class A.......................................           0.65%                0.78%                0.87%                0.64%
  Class B.......................................           0.65%                0.78%                  N/A                0.64%
12b-1 Fees
  Class A.......................................            None                 None                 None                 None
  Class B.......................................           0.25%                0.25%                  N/A                0.25%
Other Expenses
  Class A.......................................           0.35%                0.22%                0.28%                0.36%
  Class B.......................................           0.35%                0.22%                  N/A                0.36%
                                                         -------              -------              -------           ----------
Total Operating Expenses (Net of Fee Waivers)
  Class A.......................................           1.00%                1.00%                1.15%                1.00%
  Class B.......................................           1.25%                1.25%                  N/A                1.25%
                                                         -------              -------              -------           ----------
                                                         -------              -------              -------           ----------

--------------------------

 ** The Adviser has agreed to waive its management fees and/or reimburse each Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolios to exceed a specified percentage of their respective average daily net assets. As a result of these reductions, the Management Fees stated above are lower than the contractual fees stated under "Management of the Fund." The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Fund." Set forth below, for each Portfolio as applicable, are the management fees and total operating expenses absent such fee waivers and/or expense reimbursements as a percent of average daily net assets of the Class A shares of the Portfolios and Class B Shares of the Multiclass Portfolios, respectively.

                                                                                             TOTAL
                                                                                       OPERATING EXPENSES
                                                                                             ABSENT
                                                                    MANAGEMENT            FEE WAIVERS
                                                                  FEES ABSENT FEE  --------------------------
PORTFOLIO                                                             WAIVERS        CLASS A       CLASS B
----------------------------------------------------------------  ---------------  ------------  ------------
Global Equity...................................................         0.80%           1.15%         1.39%
International Equity............................................         0.80%           1.02%         1.27%
International Small Cap.........................................         0.95%           1.23%       N/A
European Equity.................................................         0.80%           1.16%         1.40%

    The purpose of the table is to assist the investor in understanding the various expenses that an investor in the Portfolios will bear directly or indirectly. Expenses and fees are based on actual figures for the fiscal year ended December 31, 1996. Due to the continuous nature of Rule 12b-1 fees, long-term Class B shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules.

    The following example illustrates the expenses that you would pay on a $1,000 investment assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the only fee charged by the Fund upon purchase or redemption of Fund shares is the 1% transaction fee that may be assessed on purchases and redemptions of shares of the International Small Cap Portfolio, which charges are reflected in this example. The following example is based on total operating expenses of the Portfolios after fee waivers.

                                               3       5       10
                                     1 YEAR  YEARS   YEARS    YEARS
                                     ------  ------  ------  -------
Global Equity Portfolio
  Class A..........................  $  10   $  32   $  55   $  122
  Class B..........................     13      40      69      151
International Equity Portfolio
  Class A..........................     10      32      55      122
  Class B..........................     13      40      69      151
International Small Cap Portfolio
  Class A..........................     32      57      85      163
European Equity Portfolio
  Class A..........................     10      32      55      122
  Class B..........................     13      40      69      151

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A and Class B shares of the Multiclass Portfolios and the Class A shares of the International Small Cap Portfolio for each of the periods presented. The audited financial highlights for the Portfolios' shares for each of the periods presented are part of the Fund's financial statements which appear in the Fund's December 31, 1996 Annual Report to Shareholders and which are incorporated by reference into the Fund's Statement of Additional Information. The Portfolios' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose unqualified report thereon is also incorporated by reference into the Statement of Additional Information. Additional performance information is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. After October 31, 1992, the Fund changed its fiscal year end to December 31. The following information should be read in conjunction with financial statements and notes thereto.

                            GLOBAL EQUITY PORTFOLIO

                                                                   CLASS A                                           CLASS B
                             -----------------------------------------------------------------------------------   ------------
                                                                                                    PERIOD FROM    PERIOD FROM
                                                                                      TWO MONTHS      JULY 15,      JANUARY 2,
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      ENDED         1992* TO      1996*** TO
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OCTOBER 31,    DECEMBER 31,
                                 1996          1995          1994          1993          1992           1992           1996
                             ------------  ------------  ------------  ------------  ------------   ------------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................   $ 14.31       $ 13.40       $ 13.87       $  9.75       $  9.35        $ 10.00         $14.36
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)......................      0.23          0.18          0.08          0.08          0.01           0.02           0.13
  Net Realized and
   Unrealized Gain (Loss) on
   Investments..............      3.02          2.26          0.79          4.18          0.39          (0.67)          3.02
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
    Total from Investment
     Operations.............      3.25          2.44          0.87          4.26          0.40          (0.65)          3.15
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
DISTRIBUTIONS
  Net Investment Income.....     (0.23)        (0.22)        (0.12)        (0.02)           --             --          (0.21)
  In Excess of Net
   Investment Income........        --            --            --         (0.03)           --             --             --
  Net Realized Gain.........     (1.09)        (1.31)        (1.22)        (0.09)           --             --          (1.09)
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
    Total Distributions.....     (1.32)        (1.53)        (1.34)        (0.14)           --             --          (1.30)
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
NET ASSET VALUE, END OF
 PERIOD.....................   $ 16.24       $ 14.31       $ 13.40       $ 13.87       $  9.75        $  9.35         $16.21
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
TOTAL RETURN................     22.83%        18.66%         6.95%        44.24%         4.28%         (6.50)%        22.04%
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
                             ------------  ------------  ------------  ------------  ------------   ------------      ------
RATIOS AND SUPPLEMENTAL
 DATA:
  Net Assets, End of Period
   (Thousands)..............   $80,297       $91,675       $78,935       $19,918       $11,739        $11,257         $3,928
  Ratio of Expenses to
   Average Net Assets (1)...      1.00%         1.00%         1.00%         1.00%         1.00%**        1.00%**        1.25%**
  Ratio of Net Investment
   Income to Average Net
   Assets (1)...............      1.38%         1.17%         0.87%         0.84%         0.69%**        1.00%**        1.29%**
  Portfolio Turnover Rate...        26%           28%           12%           42%            5%            10%            26%
  Average Commission Rate
   #........................   $0.0299           N/A           N/A           N/A           N/A            N/A        $0.0299

------------------------------

(1) Effect of voluntary
     expense limitation
     during the period:
      Per share benefit to
       net investment
       income...............     $0.03         $0.02         $0.02         $0.01         $0.02          $0.08          $0.01
    Ratios before expense
     limitation:
      Expenses to Average
       Net Assets...........      1.15%         1.13%         1.24%         1.66%         2.49%**        5.22%**        1.39%**
      Net Investment Income
       (Loss) to Average Net
       Assets...............      1.23%         1.04%         0.63%         0.18%        (0.80)%**      (3.22)%**       1.15%**

  * Commencement of operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.25% of the trade amount.

                         INTERNATIONAL EQUITY PORTFOLIO

                                                                                                                    CLASS B
                                                                   CLASS A                                        ------------
                             -----------------------------------------------------------------------------------  PERIOD FROM
                                                                                      TWO MONTHS                   JANUARY 2,
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      ENDED        YEAR ENDED    1996*** TO
                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   OCTOBER 31,   DECEMBER 31,
                                 1996          1995          1994          1993          1992           1992          1996
                             ------------  ------------  ------------  ------------  ------------   ------------  ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $    15.15    $    15.34    $    14.09     $   9.98      $   9.83       $  10.52       $15.24
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (1)......................        0.25          0.16          0.16         0.15          0.01           0.12         0.23
  Net Realized and
   Unrealized Gain (Loss) on
   Investments..............        2.71          1.55          1.54         4.36          0.14          (0.59)        2.59
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
    Total from Investment
     Operations.............        2.96          1.71          1.70         4.51          0.15          (0.47)        2.82
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
DISTRIBUTIONS
  Net Investment Income.....       (0.36)        (0.06)        (0.18)       (0.01)           --          (0.17)       (0.33)
  In Excess of Net
   Investment Income........          --            --            --        (0.13)           --             --           --
  Net Realized Gain.........       (0.80)        (1.84)        (0.27)       (0.26)           --          (0.05)       (0.80)
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
    Total Distributions.....       (1.16)        (1.90)        (0.45)       (0.40)           --          (0.22)       (1.13)
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
NET ASSET VALUE, END OF
 PERIOD.....................  $    16.95    $    15.15    $    15.34     $  14.09      $   9.98       $   9.83       $16.93
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
TOTAL RETURN................       19.64%        11.77%        12.39%       46.50%         1.53%         (4.56)%      18.58%
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
                             ------------  ------------  ------------  ------------  ------------   ------------     ------
RATIOS AND SUPPLEMENTAL
 DATA:
  Net Assets, End of Period
   (Thousands)..............  $2,264,424    $1,598,530    $1,304,770     $947,045      $510,727       $486,836       $5,393
  Ratio of Expenses to
   Average Net
   Assets (1)...............        1.00%         1.00%         1.00%        1.00%         1.00%**        1.00%        1.25%**
  Ratio of Net Investment
   Income to Average Net
   Assets (1)...............        1.64%         1.38%         1.12%        1.25%         0.68%**        1.46%        1.68%**
  Portfolio Turnover Rate...          18%           27%           16%          23%            5%            12%          18%
  Average Commission
   Rate#....................     $0.0238           N/A           N/A          N/A           N/A            N/A      $0.0238

------------------------

(1) Effect of voluntary
     expense limitation
     during the period:
      Per share benefit to
       net investment
       income...............       $0.00        $0.003        $0.004        $0.01         $0.00          $0.00        $0.00
    Ratios before expense
     limitation:
      Expenses to Average
       Net Assets...........        1.02%         1.03%         1.03%        1.06%         1.14%**        1.02%        1.27%**
      Net Investment Income
       to Average Net
       Assets...............        1.61%         1.35%         1.09%        1.19%         0.54%**        1.44%        1.66%**

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.26% of the trade amount.

                       INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                                               PERIOD FROM
                                                                                                              DECEMBER 15,
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       1992* TO
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1996            1995            1994           1993++           1992
                                              -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD........  $   14.94       $   15.15       $   14.64       $   10.09       $   10.00
                                              -------------   -------------   -------------   -------------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1).................       0.21            0.24            0.14            0.09            0.01
  Net Realized and Unrealized Gain on
   Investments (2)..........................       2.29            0.15            0.62            4.48            0.08
                                              -------------   -------------   -------------   -------------      ------
    Total from Investment Operations........       2.50            0.39            0.76            4.57            0.09
                                              -------------   -------------   -------------   -------------      ------
DISTRIBUTIONS
  Net Investment Income.....................      (0.22)          (0.23)          (0.03)           0.00              --
  In Excess of Net Investment Income........         --              --              --           (0.02)             --
  Net Realized Gain.........................      (0.39)          (0.37)          (0.22)             --              --
                                              -------------   -------------   -------------   -------------      ------
    Total Distributions.....................      (0.61)          (0.60)          (0.25)          (0.02)             --
                                              -------------   -------------   -------------   -------------      ------
NET ASSET VALUE, END OF PERIOD                $   16.83       $   14.94       $   15.15       $   14.64       $   10.09
                                              -------------   -------------   -------------   -------------      ------
                                              -------------   -------------   -------------   -------------      ------
TOTAL RETURN................................      16.82%           2.60%           5.25%          45.34%           0.90%
                                              -------------   -------------   -------------   -------------      ------
                                              -------------   -------------   -------------   -------------      ------
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (Thousands).....  $ 234,743       $ 198,669       $ 160,101       $  52,834       $   3,824
  Ratio of Expenses to Average Net Assets
   (1)......................................       1.15%           1.15%           1.15%           1.15%           1.15%**
  Ratio of Net Investment Income to
   Average Net Assets (1)...................       1.29%           1.72%           1.18%           0.66%           1.37%**
  Portfolio Turnover Rate...................         35%             24%              8%             14%              0%
  Average Commission Rate#..................    $0.0159             N/A             N/A             N/A             N/A

------------------------------

(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income...............................      $0.01           $0.01           $0.02           $0.10           $0.16
    Ratios before expense limitation:
      Expenses to Average Net Assets........       1.23%           1.24%           1.29%           1.86%          21.67%**
      Net Investment Income/(Loss) to
       Average Net Assets...................       1.20%           1.63%           1.04%          (0.05)%        (19.15)%**
(2) Reflects a 1% transaction fee on
     purchases and redemptions of capital
     shares.

 * Commencement of operations.

** Annualized

++ Per share amounts for the year ended December 31, 1993 are based on average outstanding shares.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.30% of the trade amount.

                           EUROPEAN EQUITY PORTFOLIO

                                                                          CLASS A                                 CLASS B
                                               -------------------------------------------------------------   -------------
                                                                                                PERIOD FROM     PERIOD FROM
                                                                                                 APRIL 2,       JANUARY 2,
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED       1993* TO       1996*** TO
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   1996            1995            1994            1993            1996
                                               -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $   13.92       $   13.94       $   12.91       $   10.00       $   14.05
                                               -------------   -------------   -------------   -------------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)..................       0.24            0.14            0.08            0.08            0.18
  Net Realized and Unrealized Gain on
   Investments...............................       2.85            1.37            1.29            2.83            2.73
                                               -------------   -------------   -------------   -------------      ------
    Total from Investment Operations.........       3.09            1.51            1.37            2.91            2.91
                                               -------------   -------------   -------------   -------------      ------
DISTRIBUTIONS
  Net Investment Income......................      (0.25)          (0.15)          (0.09)             --           (0.23)
  In Excess of Net Investment Income.........      (0.02)             --              --              --           (0.02)
  Net Realized Gain..........................      (0.04)          (1.38)          (0.25)             --           (0.04)
                                               -------------   -------------   -------------   -------------      ------
    Total Distributions......................      (0.31)          (1.53)          (0.34)             --           (0.29)
                                               -------------   -------------   -------------   -------------      ------
NET ASSET VALUE, END OF PERIOD...............  $   16.70       $   13.92       $   13.94       $   12.91       $   16.67
                                               -------------   -------------   -------------   -------------      ------
                                               -------------   -------------   -------------   -------------      ------
TOTAL RETURN.................................      22.29%          11.85%          10.88%          29.10%          20.76%
                                               -------------   -------------   -------------   -------------      ------
                                               -------------   -------------   -------------   -------------      ------
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (Thousands)......  $ 178,356       $  69,583       $  27,634       $  12,681          $2,654
  Ratio of Expenses to Average Net Assets
   (1).......................................       1.00%           1.00%           1.00%           1.00%**         1.25%**
  Ratio of Net Investment Income to Average
   Net Assets (1)............................       1.83%           1.37%           0.87%           1.23%**         1.67%**
  Portfolio Turnover Rate....................         24%             13%             79%             15%             24%
  Average Commission Rate#...................    $0.0212             N/A             N/A             N/A         $0.0212

--------------------------

(1) Effect of voluntary expense limitation
     during the period:
      Per share benefit to net investment
       income................................      $0.02           $0.03           $0.06           $0.09           $0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets.........       1.16%           1.25%           1.62%           2.43%**         1.40%**
      Net Investment Income (Loss) to Average
       Net Assets............................       1.67%           1.12%           0.25%          (0.21)%**        1.52%**

  * Commencement of operations.

 ** Annualized

*** The Portfolio began offering Class B Shares on January 2, 1996.

 # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.23% of the trade amount.

                               PROSPECTUS SUMMARY

THE FUND

    The Fund consists of thirty-two portfolios, offering institutional investors and high net worth individual investors a broad range of investment choices coupled with the advantages of a no-load mutual fund with Morgan Stanley and its affiliates providing customized services as Adviser, Administrator and Distributor. Each portfolio offers Class A shares and, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, also offers Class B shares. Each portfolio has its own investment objective and policies designed to meet its specific goals. The investment objective of each Portfolio described in this Prospectus is as follows:

    -The GLOBAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    -The INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

    -The INTERNATIONAL SMALL CAP PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion.

    -The EUROPEAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    The other portfolios of the Fund are described in other prospectuses which may be obtained from the Fund at the address and phone number noted on the cover page of this Prospectus. The investment objectives of these other portfolios are listed below:

    GLOBAL AND INTERNATIONAL EQUITY:

    -The ACTIVE COUNTRY ALLOCATION PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings determined by the Adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad country indices.

    -The ASIAN REAL ESTATE PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry.

    -The CHINA GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing primarily in equity securities of issuers in The People's Republic of China, Hong Kong and Taiwan.

    -The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    -The EUROPEAN REAL ESTATE PORTFOLIO seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

    -The GOLD PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of foreign and domestic issuers engaged in gold-related activities.

    -The INTERNATIONAL MAGNUM PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

    -The JAPANESE EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    -The LATIN AMERICAN PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and, from time to time, debt securities issued or guaranteed by Latin American governments or governmental entities.

    U.S. EQUITY:

    -The AGGRESSIVE EQUITY PORTFOLIO seeks capital appreciation by investing primarily in corporate equity and equity-linked securities.

    -The EMERGING GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small- to medium-sized corporations.

    -The EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    -The MICROCAP PORTFOLIO seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small corporations.

    -The SMALL CAP VALUE EQUITY PORTFOLIO seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized companies.

    -The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies that, in the opinion of the Portfolio's investment adviser, are expected to benefit from their involvement in technology and technology-related industries.

    -The U.S. EQUITY PLUS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of issuers included in the S&P 500 Index ("S&P 500").

    -The U.S. REAL ESTATE PORTFOLIO seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    -The VALUE EQUITY PORTFOLIO seeks high total return by investing in equity securities which the Adviser believes to be undervalued relative to the stock market in general at the time of purchase.

    EQUITY AND FIXED INCOME:

    -The BALANCED PORTFOLIO seeks high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

    FIXED INCOME:

    -The EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    -The FIXED INCOME PORTFOLIO seeks to produce a high total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities.

    -The GLOBAL FIXED INCOME PORTFOLIO seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    -The HIGH YIELD PORTFOLIO seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    -The MORTGAGE-BACKED SECURITIES PORTFOLIO seeks to produce as high a level of current income as is consistent with the preservation of capital by investing primarily in a variety of investment-grade mortgage-backed securities.

    -The MUNICIPAL BOND PORTFOLIO seeks to produce a high level of current income consistent with preservation of principal by investing primarily in municipal obligations, the interest on which is exempt from federal income tax.

    MONEY MARKET:

    -The MONEY MARKET PORTFOLIO seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high-quality money market instruments with remaining maturities of one year or less.

    -
    The MUNICIPAL MONEY MARKET PORTFOLIO seeks to maximize current tax-exempt income and preserve capital while maintaining high levels of liquidity through investing in high-quality money market instruments with remaining maturities of one year or less which are exempt from federal income tax.

    THE CHINA GROWTH, MICROCAP AND MORTGAGE-BACKED SECURITIES PORTFOLIOS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as investment adviser to the Fund and each of its portfolios. As of August 31, 1997, Morgan Stanley Asset Management Inc. and its affiliated asset management companies (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund--Investment Adviser" and "Management of the Fund--Administrator."

HOW TO INVEST

    Class A shares of each Portfolio are offered directly to investors at net asset value with no sales commission or 12b-1 charges. Class B shares of each Multiclass Portfolio are offered at net asset value with no sales commission, but with a 12b-1 fee, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. Shareholders of the International Small Cap Portfolio may be charged a 1.00% transaction fee, which is payable directly to the International Small Cap Portfolio, in connection with each purchase and redemption of shares of the Portfolio. Share purchases may be made by sending investments directly to the Fund or through the Distributor. The minimum initial investment, generally, is $500,000 for Class A shares of each Portfolio and $100,000 for Class B shares of each Multiclass Portfolio. The minimum initial investment amount is reduced for certain categories of investors. For additional information on how to purchase shares and minimum initial investments, see "Purchase of Shares."

HOW TO REDEEM

    Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value per share of shares of the applicable class next determined after receipt of the redemption request, (except that shareholders of the International Small Cap Portfolio may be charged a 1.00% transaction fee, which is payable directly to the International Small Cap Portfolio, in connection with each purchase and redemption of shares of the Portfolio). The redemption price may be more or less than the purchase price. Certain redemptions that cause the value of an account to remain for a continuous 60-day period below the minimum investment amount for Class A shares or for Class B shares may result in involuntary redemption or automatic conversion. For additional information on how to redeem shares and involuntary redemption or conversion, see "Purchase of Shares -- Minimum Account Sizes and Involuntary Redemption of Shares" and "Redemption of Shares."

RISK FACTORS

    The investment policies of each of the Portfolios entail certain risks and considerations of which an investor should be aware. Each Portfolio will invest in securities of foreign issuers, which are subject to certain risks not typically associated with domestic securities. Each Portfolio may invest in securities of issuers located in emerging markets. These securities may pose greater liquidity risks and other risks not typically associated with investing in more established markets. In addition, each Portfolio may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis and invest in foreign currency forward contracts. The International Small Cap Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. The Global Equity Portfolio may also invest indirectly in securities through sponsored or unsponsored Depositary Receipts. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Portfolio is described below, together with the policies the Portfolios employ in their efforts to achieve these objectives. Each Portfolio's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Portfolio's outstanding voting securities. There is no assurance that the Portfolios will attain their objectives. Each of the Portfolios invests in equity securities, which include common and preferred stocks, convertible securities and rights and warrants to purchase common stocks. In addition to the investments and strategies described below, the Portfolios may invest in certain securities and obligations as set forth in "Additional Investment Information" below. The investment policies described below are not fundamental policies and may be changed without shareholder approval.

THE GLOBAL EQUITY PORTFOLIO

    The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. At least 65% of the total assets of the Portfolio will be invested in equity securities under normal circumstances. The Adviser expects that, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Portfolio will be invested in issuers located throughout the world, including those located in emerging markets. Securities of issuers located in emerging markets may not be as liquid as those in developed markets and pose greater risks. Although the Portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets and may invest in equity securities in the form of Depositary Receipts.

    The Adviser's approach in selecting investments for the Portfolio is oriented to individual stock selection, and is value driven. In selecting stocks for the Portfolio, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Securities which no longer conform to such value criteria are sold.

THE INTERNATIONAL EQUITY PORTFOLIO

    The investment objective of the International Equity Portfolio is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Portfolio seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers. At least 65% of the total assets of the Portfolio will be invested in such equity securities under normal circumstances.

    The Adviser's orientation to individual stock selection and value driven approach in selecting investments for the Portfolio are the same as those described for the Global Equity Portfolio discussed above. While the Portfolio is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among countries to reduce risk, including currency risk. Investments will be made primarily in equity securities of companies domiciled in developed countries, but may also be made in equity securities of issuers domiciled in emerging markets. The Portfolio will not, under normal circumstances, invest in equity securities of U.S. issuers. Although the Portfolio intends to invest primarily in equity securities listed on stock exchanges, it will also invest in equity securities traded in over-the-counter markets. Securities of companies in emerging countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Additional Investment Information."

THE INTERNATIONAL SMALL CAP PORTFOLIO

    The investment objective of the International Small Cap Portfolio is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Portfolio seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers with equity market capitalizations of less than $1 billion. At least 65% of the total assets of the Portfolio will be invested in such equity securities under normal circumstances. The Portfolio will invest a minimum of 80% of its total assets in companies with market capitalizations of less than $1 billion. The Adviser's orientation to individual stock selection and value driven approach in selecting investments for the Portfolio are the same as those described for the Global Equity Portfolio discussed above.

    While the Portfolio is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among countries to reduce risk, including currency risk. Investments will be made primarily in equity securities of companies domiciled in developed countries. Limited investments may also be made in the securities of companies domiciled in emerging countries, but will not normally exceed 5% of the total assets of the Portfolio. Although the Portfolio intends to invest primarily in equity securities listed on stock exchanges, it may also invest in equity securities traded in over-the-counter markets and in privately placed securities. Small capitalization securities involve greater issuer risk and the markets for such securities may be more volatile and less liquid. Securities of companies in emerging countries may pose liquidity risks. The Portfolio will not, under normal circumstances, invest in equity securities of U.S. issuers. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Additional Investment Information."

THE EUROPEAN EQUITY PORTFOLIO

    The investment objective of the European Equity Portfolio is to provide long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in equity securities of European issuers, including those located in Germany, France, Switzerland, Belgium, Italy, Finland, Sweden, Denmark, Norway and the United Kingdom. Investments may also be made in equity securities of issuers located in the smaller and emerging markets of Europe.

    While the Portfolio is not subject to any specific geographic diversification requirements, it currently intends to diversify investments among countries to reduce currency risk. At least 65% of the total assets of the Portfolio will be invested in equity securities of European issuers under normal circumstances. The Portfolio will not, under normal circumstances, invest in equity securities of U.S. issuers. The Adviser's orientation to individual stock selection and value-driven approach in selecting investments for the Portfolio are the same as those described for the Global Equity Portfolio discussed above. Securities in emerging markets may not be as liquid as those in developed markets and pose greater risks. Although the Portfolio intends to invest primarily in equity securities listed on stock exchanges, it will also invest in equity securities traded in over-the-counter markets. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Additional Investment Information."

                       ADDITIONAL INVESTMENT INFORMATION

    DEPOSITARY RECEIPTS. The Global Equity Portfolio may invest in Depositary Receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts are or become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. The issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of the ADR. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

    FOREIGN CURRENCY FORWARD CONTRACTS. Each Portfolio may enter into foreign currency forward contracts ("forward contracts") that provide for the purchase or sale of an amount of a specified currency at a future date. The Portfolios may use such contracts to protect against a decline in a foreign currency against the U.S. dollar between the trade date and settlement date when the Portfolio purchases or sells securities, lock in the U.S. dollar value of dividends and interest on securities held by the Portfolio, and generally to protect the U.S. dollar value of securities held by the Portfolio against exchange rate fluctuation. While forward contracts may limit losses as a result of exchange rate fluctuations, they will also limit any gains that might otherwise have been realized. The Portfolio's Custodian may be required to place cash or liquid securities in a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of the Portfolio's commitments with respect to such contracts.

    FOREIGN INVESTMENT. Investment in securities of foreign issuers involves somewhat different investment risks than those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S.

national securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolios by domestic companies, and it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. Many of the emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of each Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.

    LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Portfolio's total assets.

    MONEY MARKET INSTRUMENTS. The Portfolios are permitted to invest in money market instruments, although each Portfolio intends to stay invested in securities satisfying its primary investment objective to the extent practical. Consistent with their investment policies, each Portfolio may make money market investments pending other investment or settlement for liquidity. In addition, the Portfolios may invest in money market instruments for temporary defensive purposes during adverse market conditions. See "Temporary Investments." The money market investments permitted for the Portfolios include obligations of the U.S. Government and its agencies and instrumentalities; obligations of foreign sovereignties; other debt securities; commercial paper; bank obligations; certificates of deposit (including Eurodollar certificates of deposit); and repurchase agreements.

    NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The International Small Cap Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

    As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market. Nor as a general matter, may the Portfolio invest more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"). However, the Portfolio may invest up to 25% of its total assets in liquid Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities"). The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

    REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Fund's Board of Directors. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities with a market value at least equal to the purchase price (including accrued interest) as collateral, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited. The Portfolio may not enter into repurchase agreements with more than seven days to maturity if, as a result, more than 15% of the market value of the Portfolio's net assets are invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid.

    TEMPORARY INVESTMENTS. For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in dollar and non-dollar denominated money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The short- and medium-term debt securities in which a Portfolio may invest consist of (a) obligations of the U.S. or foreign country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign country corporations meeting the Portfolio's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if, among other factors, the general level of interest rates has changed. It is a current policy of each Portfolio not to enter into when-issued commitments or delayed delivery securities exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities, other than the obligations created by these commitments.

                             INVESTMENT LIMITATIONS

    Each Portfolio is a diversified investment company under the Investment Company Act of 1940, as amended (the"1940 Act") and is therefore subject to the following limitations: (a) as to 75% of its total assets, a Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government and its agencies and instrumentalities, and (b) a Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

    Each Portfolio also operates under certain investment restrictions that are deemed fundamental limitations and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares and under certain non-fundamental investment limitations that may be changed without shareholder approval. For additional information on fundamental and non-fundamental investment limitations, see "Investment Limitations" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. is the Adviser and Administrator of the Fund and each Portfolio. The Adviser provides investment advice and portfolio management services, pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Set forth below as an annual percentage of average daily net assets are the management fees payable to the Adviser quarterly by each Portfolio pursuant to the terms of the Investment Advisory Agreement. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause total annual operating expenses of the Portfolios to exceed the maximums set forth in the table below.

                                                                    MAXIMUM TOTAL ANNUAL
                                                                         OPERATING
                                                                 EXPENSES AFTER FEE WAIVERS
                                                                 --------------------------
                                              MANAGEMENT FEES
PORTFOLIO                                   ABSENT FEE WAIVERS     CLASS A       CLASS B
------------------------------------------  -------------------  ------------  ------------
Global Equity                                        0.80%             1.00%         1.25%
International Equity                                 0.80%             1.00%         1.25%
International Small Cap                              0.95%             1.15%       N/A
European Equity                                      0.80%             1.00%         1.25%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. The Adviser and Morgan Stanley are subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. At August 31, 1997, the Adviser (exclusive of Miller Anderson & Sherrerd, LLP, Van Kampen American Capital, Inc. and Dean Witter InterCapital Inc.) managed assets of approximately $80.9 billion. See "Management of the Fund" in the Statement of Additional Information.

    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Portfolios noted below:

    GLOBAL EQUITY PORTFOLIO -- FRANCES CAMPION. Frances Campion joined the Adviser in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Her responsibilities include day to day management of the Global Equity product. Prior to joining the Adviser, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. Ms. Campion has ten years global investment experience. She is a graduate of University College, Dublin.

    INTERNATIONAL EQUITY PORTFOLIO -- DOMINIC CALDECOTT. Dominic Caldecott is a Managing Director and is responsible for research and stock selection in the Pacific Basin and has been primarily responsible for managing the Portfolio's assets since its inception. He has ten years professional experience, primarily in Tokyo, Hong Kong, and Seoul. Prior to joining Morgan Stanley, he worked with GT Management Group in Tokyo and Hong Kong, specializing in Pacific Basin investment management. He became a Vice President of Morgan Stanley in 1987, a Principal in 1989, and a Managing Director in 1991. He is responsible for a number of Pacific Basin investment programs for clients of Morgan Stanley. Mr. Caldecott is a graduate of New College, Oxford, England.

    INTERNATIONAL SMALL CAP PORTFOLIO -- MARGARET NAYLOR. Margaret Naylor is a Principal of Morgan Stanley and works with Dominic Caldecott on Pacific Basin research and stock selection. She joined the Adviser in March 1987 and has been primarily responsible for managing the Portfolio's assets since December 1992. Prior to joining the Adviser she spent three years at the Trade Policy Research Centre, an independent research unit. Ms. Naylor is a graduate of the University of York.

    EUROPEAN EQUITY PORTFOLIO -- ROBERT SARGENT. Robert Sargent joined Morgan Stanley International in May, 1986, and transferred to the Adviser in June, 1987. Mr. Sargent is now a Managing Director of Morgan Stanley and has been primarily responsible for managing the Portfolio's assets since its inception. As the fund manager with primary responsibility for continental European stock selection and portfolio management, Mr. Sargent is closely involved with the Adviser's fundamental research effort and company visiting program. He is a graduate of York University, Toronto, Canada.

    ADMINISTRATOR. The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the Officers and Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal laws. The Administration Agreement also provides that the Administrator, through its agents, will provide dividend disbursing and transfer agent services to the Fund. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio.

    Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), Chase provides certain administrative services to the Fund through its corporate affiliate, Chase Global Funds Services Company ("CGFSC"). The Adviser supervises and monitors such administrative services provided by CGFSC. Their services are also subject to the supervision of the Board of Directors of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    DIRECTORS AND OFFICERS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator, Distributor and other service providers. The officers of the Fund conduct and supervise its daily business operations.

    DISTRIBUTOR. Morgan Stanley serves as the exclusive Distributor of the shares of the Fund. Under its Distribution Agreement with the Fund, Morgan Stanley sells shares of each Portfolio upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any certain number of shares of any Portfolio.

    The Portfolios currently offer only the classes of shares offered by this Prospectus. The Portfolios may in the future offer one or more classes of shares with features, distribution expenses or other expenses that are different from those of the classes currently offered.

    The Fund has adopted a Plan of Distribution with respect to the Class B shares of each Multiclass Portfolio pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). Under each Plan, the Distributor is entitled to receive from each Multiclass Portfolio a distribution fee, which is accrued daily and paid quarterly, of 0.25% of the Class B shares' average daily net assets on an annualized basis. The Distributor expects to reallocate most of its fee to its investment representatives. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of the Distributor and the Adviser is free to make additional payments out of its own assets to promote the sale of Fund shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Each Plan is designed to compensate the Distributor for its services, not to reimburse the Distributor for its expenses, and the Distributor may retain any portion of the fee that it does not expend in fulfillment of its obligations to the Fund.

    EXPENSES. Each Portfolio is responsible for payment of certain other fees and expenses (including legal fees, accountant's fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

    Class A shares of each Portfolio and Class B shares of each Multiclass Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order by the Portfolio. See "Valuation of Shares." Shareholders of the International Small Cap Portfolio may be charged a 1.00% transaction fee, which is payable directly to the International Small Cap Portfolio, in connection with each purchase and redemption of shares of the Portfolio. The transaction fee is intended to allocate transaction costs associated with purchases and redemptions of shares of the Portfolio to investors actually making such purchases and redemptions rather than to the Portfolio's other shareholders. The 1.00% fee represents the Adviser's estimate of such transaction costs, which include the costs of acquiring and disposing of Portfolio securities. The transaction fee is not a sales charge or load, and is retained by the Portfolio. The fee does not apply to Portfolios of the Fund other than the International Small Cap Portfolio and is not charged in connection with the reinvestment of dividends or capital gain distributions. The fee will not be charged with respect to purchases and redemptions that do not result in actual transaction costs to the Portfolio.

MINIMUM INVESTMENT AND ACCOUNT SIZES; CONVERSION FROM CLASS A TO CLASS B SHARES

    For a Portfolio account opened on or after January 2, 1996 (a "New Account"), the minimum initial investment and minimum account size are $500,000 for Class A shares of each Portfolio and $100,000 for Class B shares of each Multi-Class Portfolio. Certain advisory or asset allocation accounts, such as Total Funds Management accounts, managed by Morgan Stanley or its affiliates, including the Adviser ("Managed Accounts") may purchase Class A shares without being subject to such minimum initial investment or minimum account size requirements for a Portfolio account. Employees of the Adviser and certain of its affiliates may purchase Class A shares subject to conditions, including a lower minimum initial investment, established by Officers of the Fund.

    If the value of a New Account containing Class A shares falls below $500,000 (but remains at or above $100,000) because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $500,000 (but remains at or above $100,000) for a continuous 60-day period, the Class A shares in such account will convert to Class B shares and will be subject to the distribution fee and other features applicable to the Class B shares. The Fund, however, will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversions between share classes are not a taxable event to the shareholder.

    Shares in a Portfolio account opened prior to January 2, 1996 (a "Pre-1996 Account") were designated Class A shares on January 2, 1996. Shares in a Pre-1996 Account with a value of $100,000 or more on March 1, 1996 (a "Grandfathered Class A Account") remained Class A shares regardless of account size thereafter. Except for shares in a Managed Account, shares in a Pre-1996 Account with a value of less than $100,000 on March 1, 1996 (a "Grandfathered Class B Account") converted to Class B shares on March 1, 1996. Grandfathered Class A Accounts and Managed Accounts are not subject to conversion from Class A shares to Class B shares.

    Investors may also invest in the Fund by purchasing shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser. An investor may be charged an additional service or transaction fee by that institution.

    The minimum investment levels may be waived at the discretion of the Adviser for (i) certain employees and customers of Morgan Stanley or its affiliates and certain trust departments, brokers, dealers, agents, financial planners, financial services firms, or investment advisers that have entered into an agreement with Morgan Stanley or its affiliates; and (ii) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." The Fund reserves the right to modify or terminate the conversion features of the shares as stated above at any time upon 60-days notice to shareholders.

    The Adviser reserves the right in its sole discretion to determine which of such advisory or asset allocation accounts shall be Managed Accounts. For information regarding Managed Accounts, please contact your Morgan Stanley account representative or the Fund at the telephone number provided on the cover of this Prospectus.

MINIMUM ACCOUNT SIZES AND INVOLUNTARY REDEMPTION OF SHARES

    If the value of a New Multiclass Account falls below $100,000 because of shareholder redemption(s), the Fund will notify the shareholder, and if the account value remains below $100,000 for a continuous 60-day period, the shares in such account are subject to redemption by the Fund and, if redeemed, the net asset value of such shares will be promptly paid to the shareholder. The Fund, however, will not redeem shares based solely upon changes in the market that reduce the net asset value of shares.

    Grandfathered Class A Accounts, Grandfathered Class B Accounts and Managed Accounts are not subject to involuntary redemption. If a shareholder reduces its total investment in Class A shares of the International Small Cap Portfolio to less than $500,000, the investment may be subject to redemption. The Fund reserves the right to modify or terminate the involuntary redemption features of the shares as stated above at any time upon 60-days notice to shareholders.

CONVERSION FROM CLASS B TO CLASS A SHARES

    If the value of Class B shares in a Multiclass Portfolio account increases, whether due to shareholder share purchases or market activity, to $500,000 or more, the Class B shares will convert to Class A shares. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements that are applicable to New Multiclass Accounts containing Class A shares, as stated above. The Fund reserves the right to modify or terminate this conversion feature at any time upon 60-days notice to shareholders.

INITIAL PURCHASES DIRECTLY FROM THE FUND

    The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

1) BY CHECK. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check ($500,000 minimum for Class A shares of each Portfolio and $100,000 minimum for Class B shares of each Multiclass Portfolio, with certain exceptions for Morgan Stanley employees and select customers) payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]", to:

      Morgan Stanley Institutional Fund, Inc.
      P.O. Box 2798
      Boston, Massachusetts 02208-2798

Payment will be accepted only in U.S. dollars, unless prior approval for payment in other currencies is given by the Fund. The classes of shares of the Portfolio(s) to be purchased should be designated on the Account Registration Form. For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus, your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the relevant Portfolio determined on the next business day after receipt.

2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. In order to ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:

A. Telephone the Fund (toll free: 1-800-548-7786) and provide us with your name, address, telephone number, Social Security or Tax Identification Number, the portfolio(s) selected, the class selected, the amount being wired, and by which bank. We will then provide you with a Fund account number. (Investors with existing accounts should also notify the Fund prior to wiring funds.)

B. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account (be sure to have your bank include the name of the portfolio(s) selected, the class selected, and the account number assigned to you) as follows:

    The Chase Manhattan Bank
    One Manhattan Plaza
    New York, NY 10081-1000
    ABA #021000021
    DDA #910-2-733293
    Attn: Morgan Stanley Institutional Fund, Inc.
    Ref: (Portfolio name, your account number, your account name)

    Please call the Fund at 1-800-548-7786 prior to wiring funds.

C. Complete and sign the Account Registration Form and mail it to the address shown thereon.

  The purchase price of the Class A and Class B shares of each Portfolio is the net asset value next determined after the order is received. See "Valuation of Shares." An order received prior to the regular close of the New York Stock Exchange ("NYSE"), which is currently 4:00 p.m. Eastern Time, will be executed at the price computed on the date of receipt; an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day.

  Federal Funds purchase orders will be accepted only on a day on which the Fund and Chase (the "Custodian Bank") are open for business. Your bank may charge a service fee for wiring Federal Funds.

3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is received and the bank handling the wire. Prior to such conversion, an investor's money will not be invested and, therefore, will not be earning dividends. Your bank may charge a service fee for wiring funds.

ADDITIONAL INVESTMENTS

    You may add to your account at any time (minimum additional investment $1,000 for each portfolio, except for automatic reinvestment of dividends and capital gains distributions for which there are no minimums) by purchasing shares at net asset value by mailing a check to the Fund (payable to "Morgan Stanley Institutional Fund, Inc. -- [portfolio name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account name, the portfolio name and the class selected be specified in the letter or wire to assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Fund's representatives (toll-free 1-800-548-7786) prior to the wire date. Additional investments will be applied to purchase additional shares in the same class held by a shareholder in a Portfolio account.

OTHER PURCHASE INFORMATION

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution expense charged to Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential between the classes.

    In the interest of economy and convenience, and because of the operating procedures of the Fund, certificates representing shares of the Portfolio(s) will not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

    To ensure that checks are collected by the Fund, withdrawals of investments made by check are not presently permitted until payment for the purchase has been received, which may take up to eight business days after the date of purchase. As a condition of this offering, if a purchase is cancelled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

    Investors may also invest in the Fund by purchasing shares through the Distributor.

EXCESSIVE TRADING

    Frequent trades involving either substantial portfolio assets or a substantial portion of your account or accounts controlled by you can disrupt management of a Portfolio and raise its expenses. Consequently, in the interest of all the stockholders of the Portfolios and the Portfolios' performance, the Fund may in its discretion bar a stockholder that engages in excessive trading of shares of any class of a portfolio from further purchases of shares of the Fund for an indefinite period. The Fund considers excessive trading to be more than one purchase and sale involving shares of the same class of a Portfolio of the Fund within any 120-day period. As an example, exchanging shares of portfolios of the Fund as follows amounts to excessive trading: exchanging shares of Portfolio A for shares of Portfolio B, then exchanging shares of Portfolio B for shares of Portfolio C and again exchanging shares of Portfolio C for shares of Portfolio B within a 120-day period. Two types of transactions are exempt from these excessive trading restrictions: (i) trades exclusively between money market portfolios; and (ii) trades done in connection with an asset allocation service, such as TFM Accounts or accounts managed or advised by the Adviser and/or any of its affiliates.

INVESTMENT IN FUNDS THROUGH A TOTAL FUNDS MANAGEMENT ("TFM") ACCOUNT

    In addition to the considerable diversification among individual securities you receive by investing in a particular Portfolio, you can further reduce risk by spreading your assets among several different Portfolios that each have different risk and return characteristics. TFM is an active investment management service managed by Morgan Stanley or its affiliates, including Morgan Stanley Asset Management Inc. (each, a "TFM Adviser"), that allocates your investments across a combination of either Class A or Class B shares of certain of the Portfolios selected to meet your long-term investment objectives as well as, in certain circumstances, your current income objectives.

    The TFM Adviser has developed investment strategies for TFM Accounts to meet the diverse financial needs of different investors. You can open a TFM Account by meeting with one of the investment professionals of a Participating Dealer who will review your situation and help you identify your long-term investment and/or current income objectives. After using TFM criteria to determine your long-term investment and/or current income objectives, you can choose one of several TFM investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Class A or Class B shares of the Portfolios. Depending on market conditions, the TFM Adviser periodically reallocates the combination of Portfolios or the percentage amounts invested in the shares of each Portfolio to implement your TFM investment strategy. In addition, your TFM Account will be periodically rebalanced to maintain your TFM strategy's current asset allocation mix, if and when the performance of one or more of the Portfolios unbalances the strategy's mix. You will pay the TFM Adviser a fee for the TFM Account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Portfolios. See "Fund Expenses."

    From time to time, one or more of the Portfolios used for investment by the TFM Accounts may experience relatively large investments or redemptions due to the TFM Account allocations or rebalancings recommended by the TFM Adviser. These transactions will affect the Portfolios, since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Portfolios that receive additional cash will have to invest it in additional portfolio securities. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Portfolios, is committed to minimizing the impact of TFM Account transactions on the Portfolios. The Adviser, however, will have a conflict in fulfilling this responsibility in that it also serves as a TFM Adviser. In that capacity, the Adviser, representing the interests of the TFM Accounts, also is committed to minimizing the impact of TFM Account transactions on the Portfolios to the extent consistent with pursuing the investment objectives of the TFM Accounts. In addition, an affiliate of the TFM Adviser, the Distributor is compensated on the sale, and may be compensated for distribution or shareholder services on the sale of shares of the Portfolios. See "Purchase of Shares" and "Shareholder Services -- Exchange Features." The Adviser will monitor the impact of TFM Account transactions on the Portfolios.

                              REDEMPTION OF SHARES

    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that redemption proceeds for purchases made by check may not be received until the payment of the purchase price has been collected, which may take up to eight business days after purchase. The Fund will redeem Class A shares of each Portfolio or Class B shares of each Multiclass Portfolio at the next determined net asset value of shares of the applicable class. On days that both the NYSE and the Custodian Bank are open for business, the net asset value per share of each of the Portfolios is determined at the regular close of trading of the

NYSE (currently 4:00 p.m. Eastern Time). Shares of each Portfolio may be redeemed by mail or telephone. No charge is made for redemptions, except for the imposition of the 1% transaction fee described under "Purchase of Shares" above, which may be assessed in connection with redemptions of shares of the International Small Cap Portfolio. Any redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by a Portfolio.

BY MAIL

    Each Portfolio will redeem its Class A or Class B shares at the net asset value determined on the date the request is received, if the request is received in "good order" before the regular close of the NYSE. Your request should be addressed to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.

    "Good order" means that the request to redeem shares must include the following documentation:

        (a) A letter of instruction or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) Any required signature guarantees (see "Further Redemption Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with a Fund representative.

BY TELEPHONE

    Provided you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by regular mail or express mail and it will be implemented at the net asset value next determined after it is received. Redemption requests sent to the Fund through express mail must be mailed to the address of the Dividend Disbursing and Transfer Agent listed under "General Information." The Fund and the Fund's transfer agent (the "Transfer Agent") will employ reasonable procedures to confirm that the instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

    To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

    Normally the Fund will make payment for all shares redeemed within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date upon which redemptions are effected at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission").

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

    To protect your account, the Fund and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Fund for further information.

                              SHAREHOLDER SERVICES

EXCHANGE FEATURES

    You may exchange shares that you own in any Portfolio for shares of any other available portfolio(s) of the Fund (other than the International Equity Portfolio, which is closed to new investors). In exchanging for shares of a portfolio with more than one class, the class of shares you receive in the exchange will be determined in the same manner as any other purchase of shares and will not be based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and minimum account size for determining the class of shares received in the exchange will apply. See "Purchase of Shares." Shares of the portfolios may be exchanged by mail or telephone. The privilege to exchange shares by telephone is automatic and made available without shareholder election. Before you make an exchange, you should read the prospectus of the portfolio(s) in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege may be modified or terminated by the Fund at any time upon 60-days' notice to shareholders.

BY MAIL

    In order to exchange shares by mail, you should include in the exchange request the name, class of shares and account number of your current Portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798.

BY TELEPHONE

    When exchanging shares by telephone, have ready the name, class of shares and account number of your current Portfolio, the name(s) of the portfolio(s) and class(es) of shares into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the class(es) of the portfolios involved in the exchange of shares at the close of business. Requests received after 4:00 p.m. (Eastern Time) are processed the next business day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Portfolio shares to another person by writing to Morgan Stanley Institutional Fund, Inc., P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring the registration of shares may affect the eligibility of your account for a given class of the Portfolio's shares may result in involuntary conversion or redemption of your shares. See "Purchase of Shares" above.

                              VALUATION OF SHARES

    The net asset value per share of a class of shares of each of the Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less any liabilities attributable to such class, by the total number of outstanding shares of each class of the Portfolio. Net asset value is calculated separately for each class of the Portfolios. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average of the bid and asked prices quoted on such valuation date by reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size, trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which quotations are not readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid and asked price for such currencies against the U.S. dollar last quoted by any major bank.

    Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class B shares will generally be lower than the net asset value of the Class A shares as a result of the distribution expenses charged to Class B shares.

                            PERFORMANCE INFORMATION

    The Fund may from time to time advertise the "total return" for each class of a Portfolio. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

    Each of the Portfolios may advertise "total return" which shows what an investment in a class of a Portfolio would have earned over a specified period of time (such as one, five or ten years) assuming that all distributions and dividends by the Portfolio were reinvested in the same class on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or on redemption. The Fund may also include comparative performance information in advertising or marketing the Portfolios' shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

    The performance figures for Class B shares will generally be lower than those for Class A shares because of the distribution fee charged to Class B shares.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    All income dividends and capital gains distributions for a class of shares will be automatically reinvested in additional shares at net asset value, except that, upon written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form, a shareholder may elect to receive income dividends and capital gains distributions in cash.

    Each Portfolio expects to distribute substantially all of its taxable net investment income in the form of annual dividends. Net realized capital gains, if any, after reduction for any available tax loss carryforwards will also be distributed annually.

    Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

    Because of the distribution fee and any other expenses that may be attributable to the Class B shares, the net income attributable to and the dividends payable on Class B shares will be lower than the net income attributable to and the dividends payable on Class A shares. As a result, the net asset value per share of the classes of the Portfolios will differ at times. Expenses of the Portfolios allocated to a particular class of shares will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

    No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

    Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so that the Portfolio will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

    Each Portfolio intends to distribute substantially all of its taxable net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Portfolio's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Portfolio will generally qualify for the 70% dividends-received deduction for corporate shareholders only to the extent of the aggregate qualifying dividend income received by the Portfolio from U.S. corporations. Each Portfolio will report annually to its shareholders the amount of dividend income qualifying for such treatment.

    Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

    Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gain over short-term and long-term capital loss, including any available capital loss carryforwards) prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio and received by the shareholders in that year if the distributions are paid by the Portfolio at any time during the following January.

    The Fund may be required to withhold and remit to the U.S. Treasury 31% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Application Form, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

    The sale, exchange or redemption of shares will result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the sale, exchange or redemption proceeds exceed or are less than the shareholder's adjusted basis in the sold, exchanged or redeemed shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

    Conversion of shares between classes are not taxable events to the shareholder.

    Shareholders are urged to consult with their tax advisors concerning the application of state and local income taxes to investments in a Portfolio, which may differ from the federal income tax consequences described above.

    Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Portfolio is liable for foreign income taxes so withheld, each Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although each Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that each Portfolio will be able to do so.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A PORTFOLIO.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios. The Adviser seeks the best execution of all portfolio transactions. A portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

    It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable portfolio to their clients or who act as agents in the purchase of shares of the portfolio for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser, including Morgan Stanley, to effect portfolio brokerage transactions under procedures adopted by the Fund's Board of Directors. For such transactions, the commission rates and other remuneration paid to Morgan Stanley or other affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period.

PORTFOLIO TURNOVER

    The Portfolios generally do not invest for short-term trading purposes, however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their respective objectives and policies. As portfolio turnover increases, the Portfolios may expect to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Fund was organized as a Maryland corporation on June 16, 1988. The Articles of Incorporation, as amended and restated, permit the Fund to issue up to 38 billion shares of common stock, with $.001 par value per share. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes. The shares of common stock of each Portfolio are currently classified into two classes, the Class A shares and the Class B shares, except for the International Small Cap, Money Market and Municipal Money Market Portfolios, which offer only Class A shares.

    The shares of each Portfolio, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as defined in the 1940 Act) such Portfolio. Under Maryland law, the Fund is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

REPORTS TO SHAREHOLDERS

    The Fund will send to its shareholders annual, semi-annual and quarterly reports; the financial statements appearing in annual reports are audited by independent accountants. Monthly unaudited portfolio data is also available from the Fund upon request.

    In addition, the Adviser or its agent, as Transfer Agent, will send to each shareholder having an account directly with the Fund a monthly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid.

CUSTODIAN

    Chase is the Fund's custodian for domestic and certain foreign assets. Chase is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("MSTC"), an affiliate of the Adviser and the Distributor, acts as the Fund's custodian for assets held outside the United States and employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the Securities and Exchange Commission for the purpose of providing custodial services for such assets. MSTC may also hold certain domestic assets for the Fund. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as Dividend Disbursing and Transfer Agent for the Fund.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP serves as independent accountants for the Fund and audits its annual financial statements.

LITIGATION

    The Fund is not involved in any litigation.

   MORGAN STANLEY INSTITUTIONAL FUND, INC.
  GLOBAL EQUITY, INTERNATIONAL EQUITY, INTERNATIONAL SMALL CAP AND
   EUROPEAN EQUITY PORTFOLIOS
   P.O. BOX 2798, BOSTON, MA 02208-2798

                           ACCOUNT REGISTRATION FORM

      ACCOUNT INFORMATION                            If you need assistance in filling out this form for the Morgan Stanley
      Fill in where applicable                       Institutional Fund, please contact your Morgan Stanley representative or call us toll free 1-800-548-7786. Please print all items except signature, and mail to the Fund at the address above.
  A)  REGISTRATION
      1. INDIVIDUAL
      2. JOINT TENANTS
         (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
         TENANCY IN COMMON
         IS INDICATED)

1.
         First Name    Initial         Last Name
2.
         First Name    Initial         Last Name
         First Name    Initial         Last Name

      3. CORPORATIONS,
         TRUSTS AND OTHERS
         Please call the Fund for additional
      documents that may be required to set up account and to authorize transactions.

3.

Type of Registration:   / / INCORPORATED    / / UNINCORPORATED    / / PARTNERSHIP   / / UNIFORM GIFT/TRANSFER TO MINOR
                                            ASSOCIATION                               (ONLY ONE CUSTODIAN AND MINOR PERMITTED)

/ / TRUST ________________________  / / OTHER (Specify) ________________________

  B)  MAILING ADDRESS
      Please fill in completely, including
      telephone number(s).

/ / United States Citizen  / / Resident Alien
                   Street or P.O. Box
                   City
                   State                   Zip
Home Telephone No.                   Business Telephone No.
/ / Non-Resident Alien:
Permanent Address (Where you reside permanently for tax purposes)
                   Street Address
                   City
                   Country                   Postal Code
Home Telephone No.                    Business Telephone No.

Current Mailing Address (If different from Permanent Address)
                   Street Address
                   City
                   Country
Postal Code
Home Telephone No.                   Business Telephone No.

  C)  TAXPAYER                                       Enter your Taxpayer Identification Number. For most individual
      IDENTIFICATION                                 taxpayers, this is your Social Security Number.
      NUMBER
      1. INDIVIDUAL
      2.   JOINT TENANTS
           (RIGHTS OF SURVIVORSHIP PRESUMED UNLESS
           TENANCY IN COMMON
           IS INDICATED)
      For Custodian account
      of a minor (Uniform
      Gifts/Transfers to Minor
      Acts), give the Social
      Security Number of
      the minor
                                                                                          OR
                                                     1.         TAXPAYER IDENTIFICATION                      SOCIAL SECURITY
                                                     NUMBER ("TIN")                                NUMBER ("SSN")
                                                                                              OR
                                                     2.                             TIN
                                                                                                                             SSN
                                                                                              OR
                                                     TIN
                                                                                                                             SSN
                                                     IMPORTANT TAX INFORMATION
                                                     You (as a payee) are required by law to provide us (as payer) with your correct TIN(s) or SSN(s). Accounts that have a missing or incorrect
                                                     TIN(s) or SSN(s) will be subject to backup withholding at a 31% rate on dividends, distributions and other payments. If you have not provided us with your correct TIN(s) or SSN(s), you may be subject to a $50 penalty imposed by the Internal Revenue Service.
                                                     Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.
                                                     You may be notified that you are subject to backup withholding under
                                                     Section 3406(a)(1)(C) of the Internal Revenue Code because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment.

  D)  PORTFOLIO AND                        For Purchase of the following   / / Class A Shares $  / / Class B Shares $
      CLASS SECTION                        Portfolio(s):                   / / Class A Shares $
      (Class A shares minimum $500,000     Global Equity Portfolio         / / Class A Shares $  / / Class B Shares $
      for each Portfolio and Class B       International Equity Portfolio  / / Class A Shares $  / / Class B Shares $
      shares minimum $100,000 for the      International Small Cap
      Global Equity, International         Portfolio
      Equity, and European Equity          European Equity Portfolio
      Portfolios). Please indicate
      Portfolio, class and amount.
                                                                           Total Initial Investment $

  E)  METHOD OF
      INVESTMENT
      Please indicate
      portfolio, manner of
      payment.

Payment by:

/ / Check (MAKE CHECK PAYABLE TO MORGAN STANLEY INSTITUTIONAL FUND, INC.--PORTFOLIO NAME)

/ / Exchange $ From                                                                     -- - - - - - - - - - -- - -
                            Name of Portfolio                                                   Account No.
/ / Account previously established by:  / / Phone exchange  / / Wire on                 -- - - - - - - - - - -- - -
                                                                                      Account No.               (Check
                                                                                (Previously assigned by the Fund)     Digit)
                                                                                                                          Date

  F)  DISTRIBUTION               Income dividends and capital gains distributions (if any) to
      OPTION                     be reinvested in additional shares unless either box below is checked.
                                 / / Income dividends to be paid in cash, capital gains
                                 distributions (if any) in shares.
                                 / / Income dividends and capital gains distributions (if
                                 any) to be paid in cash.

  G)  TELEPHONE                       / / I/we hereby authorize the Fund and
      REDEMPTION                      its agents to honor any telephone         Name of COMMERCIAL Bank (Not Savings
      AND EXCHANGE                    requests to wire redemption proceeds to   Bank)
      OPTION                          the commercial bank indicated at right    Bank Account No.
      Please select at time of        and/or mail redemption proceeds to the
      initial application if you      name and address in which my/our fund
      wish to redeem or exchange      account is registered if such requests                                        Bank
      shares by telephone. A          are believed to be authentic.                                                  ABA
      SIGNATURE GUARANTEE IS          The Fund and the Fund's Transfer Agent                                         No.
      REQUIRED IF BANK ACCOUNT IS     will employ reasonable procedures to
      NOT REGISTERED IDENTICALLY TO   confirm that instructions communicated    Name(s) in which your Bank Account is
      YOUR FUND ACCOUNT.              by telephone are genuine. These           Established
      TELEPHONE REQUESTS FOR          procedures include requiring the
      REDEMPTIONS OR EXCHANGE WILL    investor to provide certain personal      Bank's Street
      NOT BE HONORED UNLESS THE BOX   identification information at the time    Address
      IS CHECKED.                     an account is opened and prior to
                                      effecting each transaction requested by   City  State  Zip
                                      telephone. In addition, all telephone
                                      transaction requests will be recorded
                                      and investors may be required to provide
                                      additional telecopied written
                                      instructions of transaction requests.
                                      Neither the Fund nor the Transfer Agent
                                      will be responsible for any loss,
                                      liability, cost or expense for following
                                      instructions received by telephone that
                                      it reasonably believes to be genuine.

  H)  INTERESTED PARTY
      OPTION                                                                                                Name
      In addition to the account
      statement sent to my/our registered
      address, I/we hereby authorize the                                                                   Address
      Fund to mail duplicate statements
      to the name and address provided at  City         State         Zip Code
      right.

  I)  DEALER
      INFORMATION
                                           Representative Name              Representative No.             Branch
                                           No.

  J)  SIGNATURE OF
      ALL HOLDERS
      AND TAXPAYER
      CERTIFICATION
      Sign Here ,

The undersigned certify that I/we have full authority and legal capacity to purchase and redeem shares of the Fund and affirm that I/we have received a current Prospectus of the Morgan Stanley Institutional Fund, Inc. and agree to be bound by its terms.
  BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF
PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT
AND THAT AS REQUIRED BY FEDERAL LAW (PLEASE CHECK APPLICABLE BOXES
BELOW):

/ / U.S. CITIZEN(S)/TAXPAYER(S):

      / / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM
          IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT
          SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE
          EXEMPT FROM BACKUP WITHHOLDING; (B) I/WE HAVE NOT BEEN
          NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE
          SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO
          REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE IRS HAS NOTIFIED
          ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP
          WITHHOLDING.

      / / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE
          APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY
          ADMINISTRATION FOR A TIN OR A SSN AND I/WE UNDERSTAND THAT IF
          I/ WE DO NOT PROVIDE EITHER NUMBER TO CHASE GLOBAL FUNDS
          SERVICES COMPANY ("CGFSC") WITHIN 60 DAYS OF THE DATE OF THIS
          APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN(S)
          OR TIN(S), I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP
          WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE
          PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH
          FORM BY CALLING CGFSC AT 800-282-4404.

/ / NON-U.S. CITIZEN(S)/TAXPAYER(S)
  UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S.
CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY
THE INTERNAL REVENUE SERVICE.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
AVOID BACKUP WITHHOLDING.

                                     (X)
(X)                                  Signature (if joint account, both
Signature            Date            must sign)      Date

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  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
Fund Expenses.....................................    2
Financial Highlights..............................    5
Prospectus Summary................................   10
Investment Objectives and Policies................   14
Additional Investment Information.................   16
Investment Limitations............................   19
Management of the Fund............................   19
Purchase of Shares................................   21
Redemption of Shares..............................   26
Shareholder Services..............................   28
Valuation of Shares...............................   29
Performance Information...........................   30
Dividends and Capital Gains Distributions.........   30
Taxes.............................................   31
Portfolio Transactions............................   32
General Information...............................   33
Account Registration Form

                            GLOBAL EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                       INTERNATIONAL SMALL CAP PORTFOLIO
                           EUROPEAN EQUITY PORTFOLIO

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                                  Common Stock
                               ($.001 PAR VALUE)
                                 -------------
                                   PROSPECTUS
                                 -------------

                               Investment Adviser

                                 Morgan Stanley
                             Asset Management Inc.

                                  Distributor
                              Morgan Stanley & Co.
                                  Incorporated

                                 MORGAN STANLEY
                            INSTITUTIONAL FUND, INC.

                      P.O. BOX 2798, BOSTON, MA 02208-2798

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